Short-Term Bond Fund of AmericaSM
Prospectus Supplement

July 1, 2011
(for prospectus and retirement plan prospectus dated November 1, 2010)

1.  The table under the heading "Portfolio counselors" in the "Management" section of the prospectus and retirement plan prospectus is amended in its entirety to read as follows:

Portfolio counselor/Fund title (if applicable)	Portfolio counselor experience in this fund	Primary title with investment adviser
David A. Hoag President and Trustee	4 years	Senior Vice President – Fixed Income, Capital Research and Management Company
John R. Queen	Less than 1 year	Vice President – Fixed Income, Capital Research and Management Company

2.  The table under the heading "Multiple portfolio counselor system" in the "Management and organization" section of the prospectus and retirement plan prospectus is amended in its entirety to read as follows:

Portfolio counselor	Investment experience	Experience in this fund	Role in management of the fund
David A. Hoag	Investment professional for 22 years in total; 19 years with Capital Research and Management Company or affiliate	4 years (since the fund’s inception)	Serves as a fixed-income portfolio counselor
John R. Queen	Investment professional for 20 years in total; 8 years with Capital Research and Management Company or affiliate	Less than 1 year	Serves as a fixed-income portfolio counselor

Keep this supplement with your prospectus and/or retirement plan prospectus

MFGEBS-948-0611P  Printed in USA  CGD/AFD/10039-S30431

THE FUND PROVIDES SPANISH TRANSLATION IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE RETIREMENT PLAN PROSPECTUS SUPPLEMENT FOR THE FUND.

/s/ COURTNEY R. TAYLOR
    COURTNEY R. TAYLOR

Short-Term Bond Fund of AmericaSM
Prospectus Supplement

July 1, 2011
(for prospectus and retirement plan prospectus dated November 1, 2010)

1.  The table under the heading "Portfolio counselors" in the "Management" section of the prospectus and retirement plan prospectus is amended in its entirety to read as follows:

Portfolio counselor/Fund title (if applicable)	Portfolio counselor experience in this fund	Primary title with investment adviser
David A. Hoag President and Trustee	4 years	Senior Vice President – Fixed Income, Capital Research and Management Company
John R. Queen	Less than 1 year	Vice President – Fixed Income, Capital Research and Management Company

2.  The table under the heading "Multiple portfolio counselor system" in the "Management and organization" section of the prospectus and retirement plan prospectus is amended in its entirety to read as follows:

Portfolio counselor	Investment experience	Experience in this fund	Role in management of the fund
David A. Hoag	Investment professional for 22 years in total; 19 years with Capital Research and Management Company or affiliate	4 years (since the fund’s inception)	Serves as a fixed-income portfolio counselor
John R. Queen	Investment professional for 20 years in total; 8 years with Capital Research and Management Company or affiliate	Less than 1 year	Serves as a fixed-income portfolio counselor

Keep this supplement with your prospectus and/or retirement plan prospectus

MFGEBS-948-0611P  Printed in USA  CGD/AFD/10039-S30431

Short-Term Bond Fund of America

Part B
Statement of Additional Information

November 1, 2010
(as supplemented July 1, 2011)

This document is not a prospectus but should be read in conjunction with the current prospectus or retirement plan prospectus of Short-Term Bond Fund of America, Inc. (the “fund” or “STBF”) dated November 1, 2010 (as supplemented July 1, 2011). You may obtain a prospectus from your financial adviser or by writing to the fund at the following address:

Short-Term Bond Fund of America
Attention: Secretary
333 South Hope Street
Los Angeles, California 90071
213/486-9200

Certain privileges and/or services described below may not be available to all shareholders (including shareholders who purchase shares at net asset value through eligible retirement plans) depending on the shareholder’s investment dealer or retirement plan recordkeeper. Please see your financial adviser, investment dealer, plan recordkeeper or employer for more information.

Class A	ASBAX	Class 529-A	CAAFX	Class R-1	RAMAX
Class B	AMSBX	Class 529-B	CBAMX	Class R-2	RAMBX
Class C	ASBCX	Class 529-C	CCAMX	Class R-3	RAMCX
Class F-1	ASBFX	Class 529-E	CEAMX	Class R-4	RAMEX
Class F-2	SBFFX	Class 529-F-1	CFAMX	Class R-5	RAMFX
				Class R-6	RMMGX

 Certain investment limitations and guidelines

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund’s net assets unless otherwise noted. This summary is not intended to reflect all of the fund’s investment limitations.

Debt securities

•	The fund will invest at least 80% of its assets in bonds (bonds include any debt instrument and cash equivalents).

•
The fund may invest up to 10% of its assets in debt securities rated in the A rating category (by a Nationally Recognized Statistical Rating Organization ("NRSRO") designated by the fund’s investment adviser) or that are unrated but determined by the fund’s investment adviser to be of equivalent quality. The fund currently intends to look to the ratings from Moody’s Investors Service, Standard & Poor’s Corporation and Fitch Ratings. If rating agencies differ, securities will be considered to have received the highest of these ratings, consistent with the fund's investment policies.

•
The fund will not purchase debt securities rated BBB+/Baa1 or below by an NRSRO or unrated but determined by the fund’s investment adviser to be of equivalent quality. The fund is not normally required to dispose of a security in the event its rating is reduced to BBB+/Baa1 or below from a higher rating at the time of the security’s purchase (or if unrated, when its quality falls to the equivalent of BBB+/Baa1 or below as determined by the fund’s investment adviser).

Maturity

•
The fund's dollar-weighted average maturity will be no greater than three years. The maturity of a debt instrument is normally its ultimate maturity date unless the fund’s investment adviser determines it is likely that a maturity shortening device (such as a call, put, refunding or redemption provision) will cause the debt instrument to be repaid earlier.

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The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

 Description of certain securities and investment techniques

The descriptions below are intended to supplement the material in the prospectus under “Investment objective, strategies and risks.”

Debt securities — Debt securities, also known as “fixed-income securities,” are used by issuers to borrow money. Bonds, notes, debentures, asset-backed securities (including those backed by mortgages), and loan participations and assignments are common types of debt securities. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and their values accrete over time to face value at maturity. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Certain additional risk factors relating to debt securities are discussed below:

Sensitivity to interest rate and economic changes — Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or substantial period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.

Payment expectations — Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity and valuation — There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund’s ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

Credit ratings for debt securities provided by rating agencies reflect an evaluation of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated. The investment adviser considers these ratings of securities as one of many criteria in making its investment decisions.

Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without giving consideration to the modifier except where otherwise provided. See the Appendix for more information about credit ratings.

Obligations backed by the “full faith and credit” of the U.S. government — U.S. government obligations include the following types of securities:

U.S. Treasury securities — U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

Federal agency securities — The securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include The Federal Financing Bank (FFB), the Government National Mortgage Association (Ginnie Mae), the Veterans Administration (VA), the Federal Housing Administration (FHA), the Export-Import Bank (Exim Bank), the Overseas Private Investment Corporation (OPIC), the Commodity Credit Corporation (CCC) and the Small Business Administration (SBA).

Other federal agency obligations — Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a government charter; some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), Tennessee Valley Authority and Federal Farm Credit Bank System.

On September 7, 2008, Freddie Mac and Fannie Mae were placed into conservatorship by their new regulator, the Federal Housing Finance Agency (“FHFA”). Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms. As conservator, the FHFA has the authority to repudiate any contract either firm has entered into prior to FHFA’s appointment as conservator (or receiver should either firm go into default) if the FHFA, in its sole discretion determines that performance of the contract is burdensome and repudiation would promote the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. While the FHFA has indicated that it does not intend to repudiate the guaranty obligations of either entity, doing so could adversely affect holders of their mortgage-backed securities. For example, if a contract were repudiated, the liability for any direct compensatory damages would accrue to the entity’s conservatorship estate and could only be satisfied to the extent the estate had available assets. As a result, if interest payments on Fannie Mae or Freddie Mac mortgage-backed securities held by the fund were reduced because underlying borrowers failed to make payments or such payments were not advanced by a loan servicer, the fund’s only recourse might be against the conservatorship estate, which might not have sufficient assets to offset any shortfalls.

The FHFA, in its capacity as conservator, has the power to transfer or sell any asset or liability of Fannie Mae or Freddie Mac. The FHFA has indicated it has no current intention to do this; however, should it do so a holder of a Fannie Mae or Freddie Mac mortgage-backed security would have to rely on another party for satisfaction of the guaranty obligations and would be exposed to the credit risk of that party.

Certain rights provided to holders of mortgage-backed securities issued by Fannie Mae or Freddie Mac under their operative documents may not be enforceable against FHFA, or enforcement may be delayed during the course of the conservatorship or any future receivership. For example, the operative documents may provide that upon the occurrence of an event of default by Fannie Mae or Freddie Mac, holders of a requisite percentage of the mortgage-backed security may replace the entity as trustee. However, under the Federal Housing Finance Regulatory Reform Act of 2008, holders may not enforce this right if the event of default arises solely because a conservator or receiver has been appointed.

Pass-through securities —The fund may invest in various debt obligations backed by pools of mortgages or other assets including, but not limited to, loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors, net of any fees paid to any insurer or any guarantor of the securities. Pass-through securities may have either fixed or adjustable coupons. These securities include:

Mortgage-backed securities — These securities may be issued by U.S. government agencies and government-sponsored entities, such as Ginnie Mae, Fannie Mae and Freddie Mac, and by private entities. The payment of interest and principal on mortgage-backed obligations issued by U.S. government agencies may be guaranteed by the full faith and credit of the U.S. government (in the case of Ginnie Mae), or may be guaranteed by the issuer (in the case of Fannie Mae and Freddie Mac). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

Mortgage-backed securities issued by private entities are structured similarly to those issued by U.S. government agencies. However, these securities and the underlying mortgages are not guaranteed by any government agencies. These securities generally are structured with one or more types of credit enhancements such as insurance or letters of credit issued by private companies. Mortgage-backed securities generally permit borrowers to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments. In addition, delinquencies, losses or defaults by borrowers can adversely affect the prices and volatility of these securities. Such delinquencies and losses can be exacerbated by declining or flattening housing and property values. This, along with other outside pressures, such as bankruptcies and financial difficulties experienced by mortgage loan originators, decreased investor demand for mortgage loans and mortgage-related securities and increased investor demand for yield, can adversely affect the value and liquidity of mortgage-backed securities.

Collateralized mortgage obligations (CMOs) — CMOs are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed through to each bond issue at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. Some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified. CMOs may be less liquid or may exhibit greater price volatility than other types of mortgage or asset-backed securities.

Commercial mortgage-backed securities — These securities are backed by mortgages on commercial property, such as hotels, office buildings, retail stores, hospitals and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make rental payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid or exhibit greater price volatility than other types of mortgage or asset-backed securities.

Asset-backed securities — These securities are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change their effective maturities.

Inflation-indexed bonds — The fund may invest in inflation-indexed bonds issued by governments, their agencies or instrumentalities and corporations. The fund has no current intention of investing in inflation-index bonds issued by corporations.

The principal amount of an inflation-indexed bond is adjusted in response to changes in the level of the consumer price index. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, and therefore the principal amount of such bonds cannot be reduced below par even during a period of deflation. However, the current market value of these bonds is not guaranteed and will fluctuate, reflecting the rise and fall of yields. In certain jurisdictions outside the United States the repayment of the original bond principal upon the maturity of an inflation-indexed bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par.

The interest rate for inflation-indexed bonds is fixed at issuance as a percentage of this adjustable principal. Accordingly, the actual interest income may both rise and fall as the principal amount of the bonds adjusts in response to movements of the consumer price index. For example, typically interest income would rise during a period of inflation and fall during a period of deflation.

Repurchase agreements — The fund may enter into repurchase agreements under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan by the fund that is collateralized by the security purchased. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund’s custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the investment adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the investment adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.

Forward commitment, when issued and delayed delivery transactions — The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund’s aggregate commitments in connection with these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund’s portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations. After a transaction is entered into, the fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, the fund may sell such securities.

The fund may also enter into reverse repurchase agreements and “roll” transactions. A reverse repurchase agreement involves the sale of a security by a fund and its agreement to repurchase the security at a specified time and price. A “roll” transaction involves the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The fund assumes the risk of price and yield fluctuations during the time of the commitment. The fund will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations under “roll” transactions and reverse repurchase agreements with broker-dealers (no collateral is required for reverse repurchase agreements with banks).

Restricted or illiquid securities — The fund may purchase securities subject to restrictions on resale. Restricted securities may only be sold pursuant to an exemption from registration under the Securities Act of 1933 (the “1933 Act”), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss to the fund or cause it to incur additional administrative costs.

Securities (including restricted securities) not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund’s board of trustees, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

Investing outside the U.S. — Investing outside the United States involves special risks, caused by, among other things: fluctuating local currency values; different accounting, auditing, financial reporting, disclosure, and regulatory and legal standards and practices; changing local and regional economic, political, and social conditions; expropriation or confiscatory taxation and greater market volatility. However, in the opinion of the fund’s investment adviser, investing outside the United States also can reduce certain portfolio risks due to greater diversification opportunities.

The risks described above may be heightened in connection with investments in developing countries. Many of these developing countries may be referred to as emerging market countries. Although there is no universally accepted definition, the investment adviser generally considers a developing country as a country that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product (“GDP”) and a low market capitalization to GDP ratio relative to those in the United States and the European Union. Historically, the markets of developing countries have been more volatile than the markets of developed countries.

Cash and cash equivalents — The fund may hold cash or invest in cash equivalents. Cash equivalents include (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits (asset-backed commercial paper)) (b) short-term bank obligations (for example, certificates of deposit, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes, (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations), (d) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (e) corporate bonds and notes that mature, or that may be redeemed, in one year or less.

Variable and floating rate obligations — The interest rates payable on certain securities in which the fund may invest may not be fixed but may fluctuate based upon changes in market rates or credit ratings. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then current market rates of interest or credit ratings. The rate adjustment features tend to limit the extent to which the market value of the obligations will fluctuate.

Adjustment of maturities — The investment adviser seeks to anticipate movements in interest rates and may adjust the maturity distribution of the fund’s portfolio accordingly. Keeping in mind the fund’s objective, the investment adviser may increase the fund’s exposure to price volatility when it appears likely to increase current income without undue risk of capital losses.

Under normal market conditions, the fund’s dollar-weighted average maturity will be no greater than three years. The investment adviser will consider the impact on effective maturity of potential changes in the financial condition of issuers and in market interest rates in making investment selections for the fund.

*     *     *     *     *     *

Portfolio turnover — Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund’s objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions. It may also result in the realization of net capital gains, which are taxable when distributed to shareholders, unless the shareholder is exempt from taxation or his or her account is tax-deferred.

Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. Transaction costs are usually reflected in the spread between the bid and asked price.

The fund’s portfolio turnover rates for the fiscal years ended August 31, 2010 and 2009 were 19% and 60%, respectively. The portfolio turnover rate would equal 100% if each security in a fund’s portfolio were replaced once per year. The decrease in the portfolio turnover from 2009 to 2010 was primarily due to decreased sales of portfolio securities.

 Fund policies

All percentage limitations in the following fund policies are considered at the time securities are purchased and are based on the fund’s net assets unless otherwise indicated. None of the following policies involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund. In managing the fund, the fund’s investment adviser may apply more restrictive policies than those listed below.

Fundamental policies — The fund has adopted the following policies, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is currently defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as the vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities.

1.Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the U.S. Securities and Exchange Commission (“SEC”), SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not:

a.Borrow money;

b.Issue senior securities;

c.Underwrite the securities of other issuers;

d.Purchase or sell real estate or commodities;

e.Make loans; or

f.	Purchase the securities of any issuer if, as a result of such purchase, the fund’s investments would be concentrated in any particular industry.

2.The fund may not invest in companies for the purpose of exercising control or management.

Nonfundamental policies — The following policy may be changed without shareholder approval:

The fund may not acquire securities of open-end investment companies or unit investment trusts registered under the 1940 Act in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Additional information about the fund’s policies — The information below is not part of the fund’s fundamental or nonfundamental policies. This information is intended to provide a summary of what is currently required or permitted by the 1940 Act and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the fund. Information is also provided regarding the fund’s current intention with respect to certain investment practices permitted by the 1940 Act.

For purposes of fundamental policy 1a, the fund may borrow money in amounts of up to 33⅓% of its total assets from banks for any purpose. Additionally, the fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).

For purposes of fundamental policy 1b, a senior security does not include any promissory note or evidence of indebtedness if such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Further, to the extent the fund covers its commitments under certain types of agreements and transactions, including reverse repurchase agreements, mortgage-dollar-roll transactions, sale-buybacks, when-issued, delayed-delivery, or forward commitment transactions, and other similar trading practices, by segregating or earmarking liquid assets equal in value to the amount of the fund’s commitment, such agreement or transaction will not be considered a senior security by the fund.

For purposes of fundamental policy 1c, the policy will not apply to the fund to the extent the fund may be deemed an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of fund portfolio securities in the ordinary course of pursuing its investment objectives and strategies.

For purposes of fundamental policy 1d, the fund may invest in securities or other instruments backed by real estate or commodities or securities of issuers engaged in the real estate business, including real estate investment trusts, or issuers engaged in business related to commodities. Further, the fund does not consider currency contracts or hybrid instruments to be commodities.

For purposes of fundamental policy 1e, the fund may not lend more than 33⅓% of its total assets, provided that this limitation shall not apply to the fund’s purchase of debt obligations.

For purposes of fundamental policy 1f, the fund may not invest 25% or more of its total assets in the securities of issuers in a particular industry. This policy does not apply to investments in securities of the U.S. Government, its agencies or Government Sponsored Enterprises or repurchase agreements with respect thereto.

The fund currently does not intend to engage in securities lending, purchase securities on margin, sell securities short or invest in puts, calls, straddles or spreads or combinations thereof.

 Management of the fund

Board of trustees and officers

“Independent” trustees1

The fund’s nominating and governance committee and board select independent trustees with a view toward constituting a board that, as a body, possesses the qualifications, skills, attributes and experience to appropriately oversee the actions of the fund’s service providers, decide upon matters of general policy and represent the long-term interests of fund shareholders. In doing so, they consider the qualifications, skills, attributes and experience of the current board members, with a view toward maintaining a board that is diverse in viewpoint, experience, education and skills.

The fund seeks independent trustees who have high ethical standards and the highest levels of integrity and commitment, who have inquiring and independent minds, mature judgment, good communication skills, and other complementary personal qualifications and skills that enable them to function effectively in the context of the fund’s board and committee structure and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities.

Each independent trustee has a significant record of accomplishments in governance, business, not-for-profit organizations, government service, academia, law, accounting or other professions. Although no single list could identify all experience upon which the fund’s independent trustees draw in connection with their service, the following table summarizes key experience for each independent trustee. These references to the qualifications, attributes and skills of the trustees are pursuant to the disclosure requirements of the U.S. Securities and Exchange Commission, and shall not be deemed to impose any greater responsibility or liability on any trustee or the board as a whole. Notwithstanding the accomplishments listed below, none of the independent trustees is considered an “expert” within the meaning of the federal securities laws with respect to information in the fund’s registration statement.

Name, age and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios3 overseen by trustee	Other directorships4 held by trustee during the past five years	Other relevant experience
Lee A. Ault III, 74 Trustee (2010)	Private investor and corporate director; former Chairman of the Board, In-Q-Tel, Inc. (technology venture company)	42	Anworth Mortgage Asset Corporation; Former director of Office Depot, Inc. (until 2011)	• Service as chief executive officer, payment services company • Corporate board experience • Service on board of healthcare foundation
William H. Baribault, 65 Trustee (2010)	Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	42	Former director of Henry Co. (until 2009); Professional Business Bank (until 2009)	• Service as chief executive officer for multiple companies • Corporate board experience • Service on advisory and trustee boards for charitable, educational and nonprofit organizations
James G. Ellis, 64 Trustee (2006)	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	46	Quiksilver, Inc. Former director of Genius Products (until 2008); Professional Business Bank (until 2007)	• Service as chief executive officer for multiple companies • Corporate board experience • Service on advisory and trustee boards for charitable, municipal and nonprofit organizations • M.B.A.
Martin Fenton, 76 Chairman of the Board (Independent and Non-Executive) (2006)	Chairman, Senior Resource Group LLC (development and management of senior living communities)	42	Capital Private Client Services Funds	• Service as chief executive officer of multiple companies

Name, age and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios3 overseen by trustee	Other directorships4 held by trustee during the past five years	Other relevant experience
Leonard R. Fuller, 64 Trustee (2006)	President and CEO, Fuller Consulting (financial management consulting firm)	46	None	• Former partner, public accounting firm • Financial management consulting • Service on advisory and trustee boards for municipal, educational and nonprofit organizations • M.B.A.
W. Scott Hedrick, 65 Trustee (2010)	Founding General Partner, InterWest Partners (a venture capital firm)	42	Hot Topic, Inc.; Office Depot, Inc.	• Corporate board experience • Service on advisory and trustee boards for charitable and nonprofit organizations • M.B.A.
R. Clark Hooper, 64 Trustee (2006)	Private investor; former President, Dumbarton Group LLC (securities industry consulting)	48	JPMorgan Value Opportunities Fund, Inc.; The Swiss Helvetia Fund, Inc.	• Senior regulatory and management experience, National Association of Securities Dealers (now FINRA) • Service on trustee boards for charitable, educational and nonprofit organizations

Name, age and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios3 overseen by trustee	Other directorships4 held by trustee during the past five years	Other relevant experience
Merit E. Janow, 53 Trustee (2010)	Professor, Columbia University, School of International and Public Affairs; former Member, World Trade Organization Appellate Body	45	The NASDAQ Stock Market LLC; Trimble Navigation Limited

• Service with Office of the U.S. Trade Representative and U.S. Department of Justice

• Corporate board experience

• Service on advisory and trustee boards for charitable, educational and nonprofit organizations

• Experience as corporate lawyer

• J.D.

Laurel B. Mitchell, Ph.D., 55 Trustee (2009)	Clinical Professor and Director, Accounting Program, University of Redlands	42	None

• Assistant professor, accounting

• Service in the Office of Chief Accountant and Enforcement Division of the Securities and Exchange Commission

• Experience in corporate management and public accounting

• Service on advisory and trustee boards for charitable, educational and nonprofit organizations

• Ph.D., accounting

• Formerly licensed as C.P.A.

Name, age and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios3 overseen by trustee	Other directorships4 held by trustee during the past five years	Other relevant experience
Frank M. Sanchez, 67 Trustee (2006)	Principal, The Sanchez Family Corporation dba McDonald's Restaurants (McDonald's licensee)	42	None	• Senior academic leadership position • Corporate board experience • Service on advisory and trustee boards for charitable and nonprofit organizations • Ph.D., education administration and finance
Margaret Spellings, 53 Trustee (2009)	President and CEO, Margaret Spellings & Company; President, U.S. Forum for Policy Innovation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce; former U.S. Secretary of Education, U.S. Department of Education - Federal Government Agency; former Assistant to the President for Domestic Policy, The White House: Federal Government, Executive Branch	42	None	• Former senior advisor to the Governor of Texas • Service on advisory and trustee boards for charitable and nonprofit organizations

Name, age and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios3 overseen by trustee	Other directorships4 held by trustee during the past five years	Other relevant experience
Steadman Upham, Ph.D., 62 Trustee (2007)	President and Professor of Anthropology, The University of Tulsa	45	None	• Senior academic leadership positions for multiple universities • Service on advisory and trustee boards for educational and nonprofit organizations • Ph.D., anthropology

“Interested” trustees5,6

Interested trustees have similar qualifications, skills and attributes as the independent trustees. Interested trustees are senior executive officers of Capital Research and Management Company or its affiliates. This management role with the fund’s service providers also permits them to make a significant contribution to the fund’s board.

Name, age and position with fund (year first elected as a trustee/officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund	Number of portfolios3 overseen by trustee	Other directorships4 held by trustee during the past five years
Paul G. Haaga, Jr., 62 Vice Chairman of the Board and Trustee (2006)	Chairman of the Board, Capital Research and Management Company; Senior Vice President – Fixed Income, Capital Research and Management Company	14	None
David A. Hoag, 45 President and Trustee (2006)	Senior Vice President – Fixed Income, Capital Research and Management Company; Vice President, Capital Guardian Trust Company*	1	None

Other officers6

Name, age and position with fund (year first elected as an officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund
Kristine M. Nishiyama, 41 Vice President (2006)	Senior Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company; Vice President and Senior Counsel – Capital Bank and Trust Company*
Courtney R. Taylor, 36 Secretary (2006)	Assistant Vice President – Fund Business Management Group, Capital Research and Management Company
Karl C. Grauman, 43 Treasurer (2010)	Vice President – Fund Business Management Group, Capital Research and Management Company
Steven I. Koszalka, 47 Assistant Secretary (2010)	Vice President – Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 59 Assistant Treasurer (2010)	Vice President – Fund Business Management Group, Capital Research and Management Company
Ari M. Vinocor, 36 Assistant Treasurer (2006)	Vice President – Fund Business Management Group, Capital Research and Management Company

*Company affiliated with Capital Research and Management Company.

1The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the 1940 Act.

2Includes service as a director or officer of the fund’s predecessor, Short-Term Bond Fund of America, Inc., a Maryland corporation. Trustees and officers of the fund serve until their resignation, removal or retirement.

3Funds managed by Capital Research and Management Company, including the American Funds; American Funds Insurance Series®, which is composed of 18 funds and serves as the underlying investment vehicle for certain variable insurance contracts; and American Funds Target Date Retirement Series®, which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs.

4This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a director of a public company or a registered investment company. Unless otherwise noted, all directorships are current.

5“Interested persons” of the fund within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

The address for all trustees and officers of the fund is 333 South Hope Street, 55th Floor, Los Angeles, California 90071, Attention: Secretary.

Fund shares owned by trustees as of December 31, 2010:

Name	Dollar range1 of fund shares owned	Aggregate dollar range1 of shares owned in all funds in the American Funds family overseen by trustee	Dollar range1,2 of independent trustees deferred compensation3 allocated to fund	Aggregate dollar range1,2 of independent trustees deferred compensation3 allocated to all funds within American Funds family overseen by trustee
“Independent” trustees
Lee A. Ault III	None	Over $100,000	N/A	N/A
William H. Baribault	None	$10,001 – $50,000	N/A	N/A
James G. Ellis	$10,001 – $50,000	Over $100,000	N/A	N/A
Martin Fenton	$1 – $10,000	Over $100,000	N/A	Over $100,000
Leonard R. Fuller	None	Over $100,000	$10,001 – $50,000	Over $100,000
W. Scott Hedrick	None	Over $100,000	N/A	N/A
R. Clark Hooper	None	Over $100,000	N/A	Over $100,000
Merit E. Janow	None	Over $100,000	N/A	N/A
Laurel B. Mitchell	$1 – $10,000	$10,001 – $50,000	N/A	N/A
Frank M. Sanchez	$1 – $10,000	$10,001 – $50,000	N/A	N/A
Margaret Spellings	$1 – $10,000	$10,001 – $50,000	N/A	N/A
Steadman Upham	None	None	N/A	Over $100,000

Name	Dollar range1 of fund shares owned	Aggregate dollar range1 of shares owned in all funds in the American Funds family overseen by trustee
“Interested” trustees
Paul G. Haaga, Jr.	None	Over $100,000
David A. Hoag	Over $100,000	Over $100,000

1Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; and Over $100,000. The amounts listed for “interested” trustees include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.

2N/A indicates that the listed individual, as of December 31, 2010, was not a trustee of a particular fund, did not allocate deferred compensation to the fund or did not participate in the deferred compensation plan.

3Eligible trustees may defer their compensation under a nonqualified deferred compensation plan. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustee.

Trustee compensation — No compensation is paid by the fund to any officer or trustee who is a director, officer or employee of the investment adviser or its affiliates. The boards of funds advised by the investment adviser typically meet either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a “board cluster”). The fund typically pays each independent trustee an annual fee, which ranges from $331 to $1,209, based primarily on the total number of board clusters on which that independent trustee serves.

In addition, the fund generally pays independent trustees attendance and other fees for meetings of the board and its committees. Board and committee chairs receive additional fees for their services.

Independent trustees also receive attendance fees for certain special joint meetings and information sessions with directors and trustees of other groupings of funds advised by the investment adviser. The fund and the other funds served by each independent trustee each pay an equal portion of these attendance fees.

No pension or retirement benefits are accrued as part of fund expenses. Independent trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the independent trustees.

Trustee compensation earned during the fiscal year ended August 31, 2010:

Name	Aggregate compensation (including voluntarily deferred compensation1) from the fund	Total compensation (including voluntarily deferred compensation1) from all funds managed by Capital Research and Management Company or its affiliates2
Lee A. Ault III3	$ 1,383	$140,732
William H. Baribault3	1,290	131,781
James G. Ellis	2,676	208,193
Martin Fenton4	3,135	298,745
Leonard R. Fuller4	2,487	277,371
W. Scott Hedrick3	1,178	127,781
R. Clark Hooper	1,999	396,917
Merit E. Janow3	1,429	233,157
Laurel B. Mitchell	3,465	146,424
Frank M. Sanchez	3,305	149,782
Margaret Spellings	9,913	146,237
Steadman Upham4	2,320	235,432

1Amounts may be deferred by eligible trustees under a nonqualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustees. Compensation shown in this table for the fiscal year ended August 31, 2010 does not include earnings on amounts deferred in previous fiscal periods. See footnote 4 to this table for more information.

2Funds managed by Capital Research and Management Company, including the American Funds; American Funds Insurance Series®, which is composed of 18 funds and serves as the underlying investment vehicle for certain variable insurance contracts; and American Funds Target Date Retirement Series®, which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs.

3Lee A. Ault III, William H. Baribault, W. Scott Hedrick and Merit E. Janow were elected to the board effective January 1, 2010.

4Since the deferred compensation plan’s adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2010 fiscal year for participating trustees is as follows: Martin Fenton ($9,341), Leonard R. Fuller ($698) and Steadman Upham ($5,815). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the trustees.

As of June 1, 2011, the officers and trustees of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

Fund organization and the board of trustees — The fund, an open-end, diversified management investment company, was organized as a Maryland corporation on July 12, 2006 and was reorganized as a Delaware statutory trust on November 1, 2010. All fund operations are supervised by the fund’s board of trustees which meets periodically and performs duties required by applicable state and federal laws.

Delaware law charges trustees with the duty of managing the business affairs of the trust. Trustees are considered to be fiduciaries of the trust and owe duties of care and loyalty to the trust and its shareholders.

Independent board members are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

The fund has several different classes of shares. Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the board of trustees and set forth in the fund’s rule 18f-3 Plan. Each class’ shareholders have exclusive voting rights with respect to the respective class’ rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that 529 college savings plan account owners invested in Class 529 shares are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund’s Class 529 shares, the Virginia College Savings PlanSM will vote any proxies relating to the fund’s Class 529 shares. In addition, the trustees have the authority to establish new series and classes of shares, and to split or combine outstanding shares into a greater or lesser number, without shareholder approval.

The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned.

The fund’s declaration of trust and by-laws as well as separate indemnification agreements with independent trustees provide in effect that, subject to certain conditions, the fund will indemnify its officers and trustees against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund. However, trustees are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Removal of trustees by shareholders — At any meeting of shareholders, duly called and at which a quorum is present, shareholders may, by the affirmative vote of the holders of two-thirds of the votes entitled to be cast, remove any trustee from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed trustees. In addition, the trustees of the fund will promptly call a meeting of shareholders for the purpose of voting upon the removal of any trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares.

Leadership structure — The board’s chair is currently an independent trustee who is not an “interested person” of the fund within the meaning of the 1940 Act. The board has determined that an independent chair facilitates oversight and enhances the effectiveness of the board. The independent chair’s duties include, without limitation, generally presiding at meetings of the board, approving board meeting schedules and agendas, leading meetings of the independent trustees in executive session, facilitating communication with committee chairs, and serving as the principal independent trustee contact for fund management and independent fund counsel.

Risk oversight — Day-to-day management of the fund, including risk management, is the responsibility of the fund’s contractual service providers, including the fund’s investment adviser, principal underwriter/distributor and transfer agent. Each of these entities is responsible for specific portions of the fund’s operations, including the processes and associated risks relating to the fund’s investments, integrity of cash movements, financial reporting, operations and compliance. The board of trustees oversees the service providers’ discharge of their responsibilities, including the processes they use to manage relevant risks. In that regard, the board receives reports regarding the operations of the fund’s service providers, including risks. For example, the board receives reports from investment professionals regarding risks related to the fund’s investments and trading. The board also receives compliance reports from the fund’s and the investment adviser’s chief compliance officers addressing certain areas of risk.

Committees of the fund’s board, as well as joint committees of independent board members of funds managed by Capital Research and Management Company, also explore risk management procedures in particular areas and then report back to the full board. For example, the fund’s audit committee oversees the processes and certain attendant risks relating to financial reporting, valuation of fund assets, and related controls. Similarly, a joint review and advisory committee oversees certain risk controls relating to the fund’s transfer agency services.

Not all risks that may affect the fund can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the fund’s objectives. As a result of the foregoing and other factors, the ability of the fund’s service providers to eliminate or mitigate risks is subject to limitations.

Committees of the board of trustees — The fund has an audit committee comprised of Laurel B. Mitchell, Frank M. Sanchez, and Steadman Upham, none of whom is an “interested person” of the fund within the meaning of the 1940 Act. The committee provides oversight regarding the fund’s accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund’s principal service providers. The committee acts as a liaison between the fund’s independent registered public accounting firm and the full board of trustees. The committee held four meetings during the 2010 fiscal year.

The fund has a contracts committee comprised of Lee A. Ault III, William H. Baribault, James G. Ellis, Martin Fenton, Leonard R. Fuller, W. Scott Hedrick, R. Clark Hooper, Merit E. Janow, Laurel B. Mitchell, Frank M. Sanchez, Margaret Spellings, and Steadman Upham, none of whom is an “interested person” of the fund within the meaning of the 1940 Act. The committee’s principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser’s affiliates, such as the Investment Advisory and Service Agreement, Principal Underwriting Agreement, Administrative Services Agreement and Plans of Distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full board of trustees on these matters. The committee held one meeting during the 2010 fiscal year.

The fund has a nominating and governance committee comprised of Lee A. Ault III, William H. Baribault, James G. Ellis, R. Clark Hooper, Merit E. Janow, Laurel B. Mitchell and Margaret Spellings, none of whom is an “interested person” of the fund within the meaning of the 1940 Act. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. The committee also evaluates, selects and nominates independent trustee candidates to the full board of trustees. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the fund, addressed to the fund’s secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee. The committee held two meetings during the 2010 fiscal year.

Proxy voting procedures and principles — The fund’s investment adviser, in consultation with the fund’s board, has adopted Proxy Voting Procedures and Principles (the “Principles”) with respect to voting proxies of securities held by the fund, other American Funds and American Funds Insurance Series. The complete text of these principles is available on the American Funds website at americanfunds.com. Proxies are voted by a committee of the appropriate equity investment division of the investment adviser under authority delegated by the funds’ boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal. In addition, the funds’ boards monitor the proxy voting process and provide guidance with respect to the Principles.

All U.S. proxies are voted. Proxies for companies outside the U.S. also are voted, provided there is sufficient time and information available. After a proxy statement is received, the investment adviser prepares a summary of the proposals contained in the proxy statement. A discussion of any potential conflicts of interest also is included in the summary. For proxies of securities managed by a particular investment division of the investment adviser, the initial voting recommendation is made by one or more of the division’s investment analysts familiar with the company and industry. A second recommendation is made by a proxy coordinator (an investment analyst with experience in corporate governance and proxy voting matters) within the appropriate investment division, based on knowledge of these Principles and familiarity with proxy-related issues. The proxy summary and voting recommendations are made available to the appropriate proxy voting committee for a final voting decision.

The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a board member of one or more American Funds is also a board member of a company whose proxy is being voted. In such instances, proxy voting committee members are alerted to the potential conflict. The proxy voting committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.

The Principles, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Principles provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds’ understanding of the company’s business, its management and its relationship with shareholders over time.

Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of each year (a) without charge, upon request by calling American Funds Service Company at 800/421-0180, (b) on the American Funds website and (c) on the SEC’s website at sec.gov.

The following summary sets forth the general positions of the American Funds, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Principles is available upon request, free of charge, by calling American Funds Service Company or visiting the American Funds website.

Director matters — The election of a company’s slate of nominees for director generally is supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the chairman and CEO positions also may be supported.

Governance provisions — Typically, proposals to declassify a board (elect all directors annually) are supported based on the belief that this increases the directors’ sense of accountability to shareholders. Proposals for cumulative voting generally are supported in order to promote management and board accountability and an opportunity for leadership change. Proposals designed to make director elections more meaningful, either by requiring a majority vote or by requiring any director receiving more withhold votes than affirmative votes to tender his or her resignation, generally are supported.

Shareholder rights — Proposals to repeal an existing poison pill generally are supported. (There may be certain circumstances, however, when a proxy voting committee of a fund or an investment division of the investment adviser believes that a company needs to maintain anti-takeover protection.) Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder’s right to call a special meeting typically are not supported.

Compensation and benefit plans — Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

Routine matters — The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items generally are voted in favor of management’s recommendations unless circumstances indicate otherwise.

Principal fund shareholders — The following table identifies those investors who own of record, or are known by the fund to own beneficially 5% or more of any class of its shares as of the opening of business on June 1, 2011. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

Name and address	Ownership	Ownership percentage
First Clearing, LLC Custody Account St. Louis, MO	Record	Class A Class B Class C Class F-1	11.99% 10.04 12.17 11.09
Edward D. Jones & Co. Omnibus Account Maryland Heights, MO	Record	Class A Class B Class F-1 Class 529-A	11.78 12.74 5.35 5.02
Pershing, LLC Jersey City, NJ	Record	Class A Class B Class C Class F-1 Class F-2 Class R-1	8.51 9.04 11.76 25.47 5.77 9.02
Merrill Lynch Omnibus Account Jacksonville, FL	Record	Class B Class C Class F-2	6.13 9.01 9.34
Raymond James Omnibus Account St. Petersburg, FL	Record	Class F-1 Class R-1	11.86 16.43
UBS WM USA Omnibus Account Jersey City, NJ	Record	Class F-1	8.01
Charles Schwab & Co., Inc. Custody Account San Francisco, CA	Record	Class F-1	5.99
Capital Group Private Client Services Account #1 Quincy, MA	Record	Class F-2	8.85
Capital Group Private Client Services Account #2 Quincy, MA	Record	Class F-2	6.26
Cardiovascular Care of Sarasota Retirement Plan Denver, CO	Record Beneficial	Class R-1	7.85
Associated Physicians of WNY PC Retirement Plan Denver, CO	Record Beneficial	Class R-1	6.45
401K Plan #1 Ruston, LA	Beneficial	Class R-1	5.09
City National Bank Los Angeles, CA	Record	Class R-4	13.27
Thompson & Bowie, LLP Greenwood Village, CO	Record	Class R-4	9.25
The Capital Group Companies Retirement Plans Los Angeles, CA	Record Beneficial	Class R-5	62.14
Nortek, Inc. Retirement Plan Quincy, MA	Record Beneficial	Class R-5	21.40

Name and address	Ownership	Ownership percentage
401K Plan #2 Palm, PA	Beneficial	Class R-5	8.12
Nationwide Trust Company Columbus, OH	Record	Class R-6	22.61
Cardone Industries, Inc. 401K Plan Denver, CO	Record Beneficial	Class R-6	20.82
SEMCO Non-Union Pension Plan Detroit, MI	Record Beneficial	Class R-6	12.18
SEMCO Union Pension Plan Detroit, MI	Record Beneficial	Class R-6	7.62
401K Plan #3 Englewood, CO	Beneficial	Class R-6	7.47
Hennepin Faculty Association Retirement Plan Charlotte, NC	Record Beneficial	Class R-6	6.84

Unless otherwise noted, references in this statement of additional information to Class F shares, Class R shares or Class 529 shares refer to both F share classes, all R share classes or all 529 share classes, respectively.

Investment adviser — Capital Research and Management Company, the fund’s investment adviser, founded in 1931, maintains research facilities in the United States and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333 South Hope Street, Los Angeles, CA 90071 and 6455 Irvine Center Drive, Irvine, CA 92618. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. Capital Research and Management Company manages equity assets through two investment divisions, Capital World Investors and Capital Research Global Investors, and manages fixed-income assets through its Fixed Income division. Capital World Investors and Capital Research Global Investors make investment decisions on an independent basis.

The investment adviser has adopted policies and procedures that address issues that may arise as a result of an investment professional’s management of the fund and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. The investment adviser believes that its policies and procedures are reasonably designed to address these issues.

Compensation of investment professionals — As described in the prospectus, the investment adviser uses a system of multiple portfolio counselors in managing fund assets. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio within their research coverage. The investment adviser’s investment analysts do not currently manage a research portfolio in the fund.

Portfolio counselors and investment analysts are paid competitive salaries by Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual’s portfolio results, contributions to the organization and other factors.

To encourage a long-term focus, bonuses based on investment results are principally determined by comparing pretax total investment returns to relevant benchmarks over the most recent year, a four-year rolling average and an eight-year rolling average with greater weight placed on the four-year and eight-year rolling averages. For portfolio counselors, benchmarks may include measures of the marketplaces in which the fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company makes periodic subjective assessments of analysts’ contributions to the investment process and this is an element of their overall compensation. The investment results of each of the fund’s portfolio counselors are measured against the following benchmark: Barclays Capital U.S. Government/Credit 1-3 Years ex. BBB Index, Lipper Short-Intermediate Investment Grade Debt Funds Average and Lipper Short U.S. Government Funds Average. From time to time,Capital Research and Management Company may adjust these benchmarks to better reflect the universe of comparably managed funds of competitive investment management firms.

Portfolio counselor fund holdings and other managed accounts — As described below, portfolio counselors may personally own shares of the fund. In addition, portfolio counselors may manage portions of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.

The following table reflects information as of August 31, 2010:

Portfolio counselor	Dollar range of fund shares owned1	Number of other registered investment companies (RICs) for which portfolio counselor is a manager (assets of RICs in billions)2		Number of other pooled investment vehicles (PIVs) for which portfolio counselor is a manager (assets of PIVs in billions)3	Number of other accounts for which portfolio counselor is a manager (assets of other accounts in billions)4
David A. Hoag	$100,001 – $500,000	5	$221.3	None	None
John R. Queen	$50,001 – $100,0005	5	$0.8	None	245	$4.79

1Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; $100,001 – $500,000; $500,001 – $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.

2Indicates fund(s) where the portfolio counselor also has significant responsibilities for the day to day management of the fund(s). Assets noted are the total net assets of the registered investment companies and are not the total assets managed by the individual, which is a substantially lower amount. No fund has an advisory fee that is based on the performance of the fund.

3Represents funds advised or sub-advised by Capital Research and Management Company or its affiliates and sold outside the United States and/or fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital Group International, Inc., an affiliate of Capital Research and Management Company. Assets noted are the total net assets of the funds or accounts and are not the total assets managed by the individual, which is a substantially lower amount. No fund or account has an advisory fee that is based on the performance of the fund or account.

4Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio counselors and their families are not reflected.

5As of July 1, 2011.

Investment Advisory and Service Agreement — The Investment Advisory and Service Agreement (the “Agreement”) between the fund and the investment adviser will continue in effect until March 31, 2012, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days’ written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act). In addition, the Agreement provides that the investment adviser may delegate all, or a portion of, its investment management responsibilities to one or more subsidiary advisers approved by the fund’s board, pursuant to an agreement between the investment adviser and such subsidiary. Any such subsidiary adviser will be paid solely by the investment adviser out of its fees.

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the fund’s executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the fund’s offices. The fund pays all expenses not assumed by the investment adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund’s plans of distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to independent trustees; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

The management fee is based on the following annualized rates and daily net asset levels:

Net asset level

Rate	In excess of	Up to
0.36%	$0	$500,000,000
0.33	500,000,000	1,000,000,000
0.30	1,000,000,000	1,500,000,000
0.28	1,500,000,000	2,500,000,000
0.26	2,500,000,000	4,000,000,000
0.25	4,000,000,000

For the fiscal years ended August 31, 2010, 2009 and 2008, the investment adviser was entitled to receive from the fund management fees of $10,952,000, $7,401,000 and $2,167,000, respectively. After giving effect to the management fee waivers/expense reimbursements described below, the fund paid the investment adviser management fees of $7,226,000 (a reduction of $175,000) and $1,950,000 (a reduction of $217,000) for the fiscal years ended August 31, 2009 and 2008, respectively.

For the period from October 2, 2006 through December 31, 2008, the investment adviser agreed to waive 10% of the management fees that it was otherwise entitled to receive under the Agreement. The waiver was discontinued effective January 1, 2009.

In addition, the investment adviser has agreed to reimburse a portion of the fees and expenses of the fund during its start-up period. This reimbursement may be adjusted or discontinued by the investment adviser at any time. For the period ended August 31, 2008, the total fees and expenses reimbursed by the investment adviser were $355,000. Fees and expenses in the statement of operations are presented gross of any reimbursements from the investment adviser.

Administrative Services Agreement — The Administrative Services Agreement (the “Administrative Agreement”) between the fund and the investment adviser relating to the fund’s Class C, F, R and 529 shares will continue in effect until March 31, 2012, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of trustees who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of independent trustees. The investment adviser has the right to terminate the Administrative Agreement upon 60 days’ written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

Under the Administrative Agreement, the investment adviser provides certain transfer agent and administrative services for shareholders of the fund’s Class C, F, R and 529 shares. The investment adviser may contract with third parties, including American Funds Service Company®, the fund’s Transfer Agent, to provide some of these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting, and shareholder and fund communications. In addition, the investment adviser monitors, coordinates, oversees and assists with the activities performed by third parties providing such services. The investment adviser has agreed to pay the Transfer Agent a portion of the fund’s transfer agent service fees for some of the fund’s retirement plan share classes.

The investment adviser receives an administrative services fee at the annual rate of up to 0.15% of the average daily net assets for Class C, F, R (excluding Class R-5 and R-6 shares) and 529 shares for administrative services provided to these share classes. Administrative services fees are paid monthly and accrued daily. The investment adviser uses a portion of this fee to compensate third parties for administrative services provided to the fund. Of the remainder, the investment adviser does not retain more than 0.05% of the average daily net assets for each applicable share class. For Class R-5 and R-6 shares, the administrative services fee is calculated at the annual rate of up to 0.10% and 0.05%, respectively, of the average daily net assets of such class. The administrative services fee includes compensation for transfer agent and shareholder services provided to the fund’s applicable share classes. In addition to making administrative service fee payments to unaffiliated third parties, the investment adviser also makes payments from the administrative services fee to American Funds Service Company according to a fee schedule, based principally on the number of accounts serviced, contained in a Shareholder Services Agreement between the fund and American Funds Service Company. A portion of the fees paid to American Funds Service Company for transfer agent services is also paid directly from the relevant share class.

During the 2010 fiscal year, administrative services fees, gross of any payments made by the investment adviser, were:

Administrative services fee
Class C	$260,000
Class F-1	203,000
Class F-2	189,000
Class 529-A	107,000
Class 529-B	8,000
Class 529-C	36,000
Class 529-E	7,000
Class 529-F-1	12,000
Class R-1	5,000
Class R-2	92,000
Class R-3	49,000
Class R-4	15,000
Class R-5	11,000
Class R-6	4,000

Principal Underwriter and plans of distribution — American Funds Distributors®,  Inc. (the “Principal Underwriter”) is the principal underwriter of the fund’s shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA 92618; 3500 Wiseman Boulevard, San Antonio, TX 78251 and 12811 North Meridian Street, Carmel, IN 46032.

The Principal Underwriter receives revenues relating to sales of the fund’s shares, as follows:

•
For Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of the balance of the Class A and 529-A sales charge remaining after the allowances by the Principal Underwriter to investment dealers.

•
For Class B and 529-B shares sold prior to April 21, 2009, the Principal Underwriter sold its rights to the 0.75% distribution-related portion of the 12b-1 fees paid by the fund, as well as any contingent deferred sales charges, to a third party. The Principal Underwriter compensated investment dealers for sales of Class B and 529-B shares out of the proceeds of this sale and kept any amounts remaining after this compensation was paid.

•	For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase.

In addition, the fund reimburses the Principal Underwriter for advancing immediate service fees to qualified dealers and advisers upon the sale of Class C and 529-C shares. The fund also reimbursed the Principal Underwriter for advancing immediate service fees to qualified dealers on sales of Class B and 529-B shares prior to April 21, 2009. The fund also reimburses the Principal Underwriter for service fees (and, in the case of Class 529-E shares, commissions) paid on a quarterly basis to intermediaries, such as qualified dealers or financial advisers, in connection with investments in Class F-1, 529-F-1, 529-E, R-1, R-2, R-3 and R-4 shares.

To the extent the fund serves as an underlying investment for certain variable annuity products, the Principal Underwriter may receive compensation from the variable annuity’s sponsoring insurance company. These payments generally cover expenses associated with the education and training efforts that the Principal Underwriter provides to the insurance company’s sales force.

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

	Fiscal year	Commissions, revenue or fees retained	Allowance or compensation to dealers
Class A	2010	$1,326,000	$5,105,000
	2009	1,187,000	4,798,000
	2008	765,000	3,042,000
Class B	2010	1,000	—
	2009	5,000	2,000
	2008	1,200	152
Class C	2010	160,000	80
	2009	231,000	209
	2008	71,000	1,000
Class 529-A	2010	132,000	496,000
	2009	76,000	305,000
	2008	31,000	124,000
Class 529-B	2010	35	—
	2009	139	—
	2008	63	—
Class 529-C	2010	29,000	—
	2009	14,000	42
	2008	2,000	399

Plans of distribution — The fund has adopted plans of distribution (the “Plans”) pursuant to rule 12b-1 under the 1940 Act. The Plans permit the fund to expend amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund’s board of trustees has approved the category of expenses for which payment is being made.

Each Plan is specific to a particular share class of the fund. As the fund has not adopted a Plan for Class F-2, Class R-5 or Class R-6, no 12b-1 fees are paid from Class F-2, Class R-5 or Class R-6 share assets and the following disclosure is not applicable to these share classes.

Payments under the Plans may be made for service-related and/or distribution-related expenses. Service-related expenses include paying service fees to qualified dealers. Distribution-related expenses include commissions paid to qualified dealers. The amounts actually paid under the Plans for the past fiscal year, expressed as a percentage of the fund’s average daily net assets attributable to the applicable share class, are disclosed in the prospectus under “Fees and expenses of the fund.” Further information regarding the amounts available under each Plan is in the “Plans of Distribution” section of the prospectus.

Following is a brief description of the Plans:

Class A and 529-A — For Class A and 529-A shares, up to 0.15% of the fund’s average daily net assets attributable to such shares is reimbursed to the Principal Underwriter for paying service-related expenses, and the balance available under the applicable Plan may be paid to the Principal Underwriter for distribution-related expenses. The fund may annually expend up to 0.30% for Class A shares and up to 0.50% for Class 529-A shares under the applicable Plan.

Distribution-related expenses for Class A and 529-A shares include dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge. Commissions on these “no load” purchases (which are described in further detail under the “Sales Charges” section of this statement of additional information) in excess of the Class A and 529-A Plan limitations and not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that the reimbursement of such commissions does not cause the fund to exceed the annual expense limit. After five quarters, these commissions are not recoverable. As of the fund’s most recent fiscal year, unreimbursed expenses which remained subject to reimbursement under the Plan for Class A shares totaled $2,799,000 or .09% of Class A net assets.

Class B and 529-B — The Plans for Class B and 529-B shares provide for payments to the Principal Underwriter of up to 0.15% of the fund’s average daily net assets attributable to such shares for paying service-related expenses and 0.75% for distribution-related expenses, which include the financing of commissions paid to qualified dealers.

Other share classes (Class C, 529-C, F-1, 529-F-1, 529-E, R-1, R-2, R-3 and R-4) — The Plans for each of the other share classes that have adopted Plans provide for payments to the Principal Underwriter for paying service-related and distribution-related expenses of up to the following amounts of the fund’s average daily net assets attributable to such shares:

Share class	Service related payments1	Distribution related payments1	Total allowable under the Plans2
Class C	0.25%	0.75%	1.00%
Class 529-C	0.25	0.75	1.00
Class F-1	0.25	—	0.50
Class 529-F-1	0.25	—	0.50
Class 529-E	0.25	0.25	0.75
Class R-1	0.25	0.75	1.00
Class R-2	0.25	0.50	1.00
Class R-3	0.25	0.25	0.75
Class R-4	0.25	—	0.50

1	Amounts in these columns represent the amounts approved by the board of trustees under the applicable Plan.

2	The fund may annually expend the amounts set forth in this column under the current Plans with the approval of the board of trustees.

During the 2010 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

	12b-1 expenses	12b-1 unpaid liability outstanding
Class A	$6,824,000	$796,000
Class B	698,000	76,000
Class C	2,251,000	521,000
Class F-1	432,000	131,000
Class 529-A	156,000	49,000
Class 529-B	74,000	9,000
Class 529-C	385,000	112,000
Class 529-E	38,000	11,000
Class 529-F-1	—	—
Class R-1	38,000	11,000
Class R-2	169,000	50,000
Class R-3	105,000	33,000
Class R-4	22,000	7,000

Approval of the Plans — As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full board of trustees and separately by a majority of the independent trustees of the fund who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. In addition, the selection and nomination of independent trustees of the fund are committed to the discretion of the independent trustees during the existence of the Plans.

Potential benefits of the Plans to the fund include quality shareholder services, savings to the fund in transfer agency costs, and benefits to the investment process from growth or stability of assets. The Plans may not be amended to materially increase the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly by the board of trustees and the Plans must be renewed annually by the board of trustees.

A portion of the fund’s 12b-1 expense is paid to financial advisers to compensate them for providing ongoing services. If you have questions regarding your investment in the fund or need assistance with your account, please contact your financial adviser. If you need a financial adviser, please call American Funds Distributors at (800) 421-4120 for assistance.

Fee to Virginia College Savings Plan — With respect to Class 529 shares, as compensation for its oversight and administration, Virginia College Savings Plan receives a quarterly fee accrued daily and calculated at the annual rate of 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds, 0.09% on net assets between $30 billion and $60 billion, 0.08% on net assets between $60 billion and $90 billion, 0.07% on net assets between $90 billion and $120 billion, and 0.06% on net assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter.

Other compensation to dealers — As of July 2011, the top dealers (or their affiliates) that American Funds Distributors anticipates will receive additional compensation (as described in the prospectus) include:

AXA Advisors, LLC
Cadaret, Grant & Co., Inc.
Cambridge Investment Research, Inc.
Cetera Financial Group
Financial Network Investment Corporation
Guaranty Brokerage Services, Inc.
Multi-Financial Securities Corporation
Primevest Financial Services, Inc.
Commonwealth Financial Network
D.A. Davidson & Co.
Edward Jones
Genworth Financial Securities Corporation
H. Beck, Inc.
Hefren-Tillotson, Inc.
HTK / Janney Montgomery Group
Hornor, Townsend & Kent, Inc.
Janney Montgomery Scott LLC
ING Group
ING Financial Advisers, LLC
ING Financial Partners, Inc.
Transamerica Financial Advisors, Inc.
J. J. B. Hilliard, W. L. Lyons, LLC
J.P. Morgan Chase Banc One
Chase Investment Services Corp.
J.P. Morgan Securities Inc.
Lincoln Network
Lincoln Financial Advisors Corporation
Lincoln Financial Securities Corporation
LPL Group
LPL Financial Corporation
Uvest Investment Services
Merrill Lynch Banc of America
Banc of America Securities LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Metlife Enterprises
Metlife Securities Inc.
New England Securities
Tower Square Securities, Inc.
Walnut Street Securities, Inc.
MML Investors Services, Inc.
Morgan Keegan & Company, Inc.
Morgan Stanley Smith Barney LLC
National Planning Holdings Inc.
Invest Financial Corporation
Investment Centers of America, Inc.
National Planning Corporation
SII Investments, Inc.

NFP Securities, Inc.
Northwestern Mutual Investment Services, LLC
Park Avenue Securities LLC
PFS Investments Inc.
PNC Network
PNC Investments LLC
Raymond James Group
Raymond James & Associates, Inc.
Raymond James Financial Services Inc.
RBC Capital Markets Corporation
Robert W. Baird & Co. Incorporated
Stifel, Nicolaus & Company, Incorporated
SunTrust Investment Services, Inc.
The Advisor Group
FSC Securities Corporation
Royal Alliance Associates, Inc.
SagePoint Financial, Inc.
U.S. Bancorp Investments, Inc.
UBS Financial Services Inc.
Wells Fargo Network
First Clearing LLC
H.D. Vest Investment Securities, Inc.
Wells Fargo Advisors Financial Network, LLC
Wells Fargo Advisors Investment Services Group
Wells Fargo Advisors Latin American Channel
Wells Fargo Advisors Private Client Group
Wells Fargo Investments, LLC

 Execution of portfolio transactions

The investment adviser places orders with broker-dealers for the fund’s portfolio transactions. Purchases and sales of equity securities on a securities exchange or an over-the-counter market are effected through broker-dealers who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges and may not be subject to negotiation. Equity securities may also be purchased from underwriters at prices that include underwriting fees. Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal with no stated brokerage commission. The price paid to an underwriter for fixed-income securities includes underwriting fees. Prices for fixed-income securities in secondary trades usually include undisclosed compensation to the market-maker reflecting the spread between the bid and ask prices for the securities.

In selecting broker-dealers, the investment adviser strives to obtain “best execution” (the most favorable total price reasonably attainable under the circumstances) for the fund’s portfolio transactions, taking into account a variety of factors. These factors include the size and type of transaction, the nature and character of the markets for the security to be purchased or sold, the cost, quality and reliability of the executions and the broker-dealer’s ability to offer liquidity and anonymity. The investment adviser considers these factors, which involve qualitative judgments, when selecting broker-dealers and execution venues for fund portfolio transactions. The investment adviser views best execution as a process that should be evaluated over time as part of an overall relationship with particular broker-dealer firms rather than on a trade-by-trade basis. The fund does not consider the investment adviser as having an obligation to obtain the lowest commission rate available for a portfolio transaction to the exclusion of price, service and qualitative considerations.

The investment adviser may execute portfolio transactions with broker-dealers who provide certain brokerage and/or investment research services to it, but only when in the investment adviser’s judgment the broker-dealer is capable of providing best execution for that transaction. The receipt of these services permits the investment adviser to supplement its own research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. Such views and information may be provided in the form of written reports, telephone contacts and meetings with securities analysts. These services may include, among other things, reports and other communications with respect to individual companies, industries, countries and regions, economic, political and legal developments, as well as scheduling meetings with corporate executives and seminars and conferences related to relevant subject matters. The investment adviser considers these services to be supplemental to its own internal research efforts and therefore the receipt of investment research from broker-dealers does not tend to reduce the expenses involved in the investment adviser’s research efforts. If broker-dealers were to discontinue providing such services it is unlikely the investment adviser would attempt to replicate them on its own, in part because they would then no longer provide an independent, supplemental viewpoint. Nonetheless, if it were to attempt to do so, the investment adviser would incur substantial additional costs. Research services that the investment adviser receives from broker-dealers may be used by the investment adviser in servicing the fund and other funds and accounts that it advises; however, not all such services will necessarily benefit the fund.

The investment adviser may pay commissions in excess of what other broker-dealers might have charged - including on an execution-only basis - for certain portfolio transactions in recognition of brokerage and/or investment research services provided by a broker-dealer. In this regard, the investment adviser has adopted a brokerage allocation procedure consistent with the requirements of Section 28(e) of the U.S. Securities Exchange Act of 1934. Section 28(e) permits an investment adviser to cause an account to pay a higher commission to a broker-dealer that provides certain brokerage and/or investment research services to the investment adviser, if the investment adviser makes a good faith determination that such commissions are reasonable in relation to the value of the services provided by such broker-dealer to the investment adviser in terms of that particular transaction or the investment adviser’s overall responsibility to the fund and other accounts that it advises. Certain brokerage and/or investment research services may not necessarily benefit all accounts paying commissions to each such broker-dealer; therefore, the investment adviser assesses the reasonableness of commissions in light of the total brokerage and investment research services provided by each particular broker-dealer.

In accordance with its internal brokerage allocation procedure, each equity investment division of the investment adviser periodically assesses the brokerage and investment research services provided by each broker-dealer from which it receives such services. Using its judgment, each equity investment division of the investment adviser then creates lists with suggested levels of commissions for particular broker-dealers and provides those lists to its trading desks. Neither the investment adviser nor the fund incurs any obligation to any broker-dealer to pay for research by generating trading commissions. The actual level of business received by any broker-dealer may be less than the suggested level of commissions and can, and often does, exceed the suggested level in the normal course of business. As part of its ongoing relationships with broker-dealers, the investment adviser routinely meets with firms, typically at the firm’s request, to discuss the level and quality of the brokerage and research services provided, as well as the perceived value and cost of such services. In valuing the brokerage and investment research services the investment adviser receives from broker-dealers in connection with its good faith determination of reasonableness, the investment adviser does not attribute a dollar value to such services, but rather takes various factors into consideration, including the quantity, quality and usefulness of the services to the investment adviser.

The investment adviser seeks, on an ongoing basis, to determine what the reasonable levels of commission rates are in the marketplace. The investment adviser takes various considerations into account when evaluating such reasonableness, including, (a) rates quoted by broker-dealers, (b) the size of a particular transaction in terms of the number of shares and dollar amount, (c) the complexity of a particular transaction, (d) the nature and character of the markets on which a particular trade takes place, (e) the ability of a broker-dealer to provide anonymity while executing trades, (f) the ability of a broker-dealer to execute large trades while minimizing market impact, (g) the extent to which a broker-dealer has put its own capital at risk, (h) the level and type of business done with a particular broker-dealer over a period of time, (i) historical commission rates, and (j) commission rates that other institutional investors are paying.

When executing portfolio transactions in the same equity security for the funds and accounts, or portions of funds and accounts, over which the investment adviser, through its equity investment divisions, has investment discretion, each of the investment divisions will normally aggregate its respective purchases or sales and execute them as part of the same transaction or series of transactions. When executing portfolio transactions in the same fixed-income security for the fund and the other funds or accounts over which it or one of its affiliated companies has investment discretion, the investment adviser will normally aggregate such purchases or sales and execute them as part of the same transaction or series of transactions. The objective of aggregating purchases and sales of a security is to allocate executions in an equitable manner among the funds and other accounts that have concurrently authorized a transaction in such security.

The investment adviser may place orders for the fund’s portfolio transactions with broker-dealers who have sold shares of the funds managed by the investment adviser or its affiliated companies; however, it does not consider whether a broker-dealer has sold shares of the funds managed by the investment adviser or its affiliated companies when placing any such orders for the fund’s portfolio transactions.

No brokerage commissions were paid by the fund on portfolio transactions for the fiscal years ended August 31, 2010, 2009 and 2008.

The fund is required to disclose information regarding investments in the securities of its “regular” broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund’s portfolio transactions during the fund’s most recently completed fiscal year; (b) one of the 10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund’s most recently completed fiscal year; or (c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund’s most recently completed fiscal year.

At the end of the fund’s most recently completed fiscal year, the fund’s regular broker-dealers included Citigroup Global Markets Inc., Credit Suisse Group, Goldman Sachs & Co., Morgan Stanley and UBS AG. As of the fund’s most recently completed fiscal year, the fund held debt securities of Citigroup Inc. in the amount of $73,081,000, Credit Suisse Group in the amount of $5,539,000, Goldman Sachs & Co. in the amount of $44,818,000, Morgan Stanley in the amount of $47,781,000 and UBS AG in the amount of $5,027,000.

 Disclosure of portfolio holdings

The fund’s investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund’s board of trustees and compliance will be periodically assessed by the board in connection with reporting from the fund’s Chief Compliance Officer.

Under these policies and procedures, the fund’s complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the tenth day after such calendar quarter. In practice, the public portfolio typically is posted on the website approximately 45 days after the end of the calendar quarter. Such portfolio holdings information may then be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website. The fund’s custodian, outside counsel and auditor, each of which requires portfolio holdings information for legitimate business and fund oversight purposes, may receive the information earlier.

Affiliated persons of the fund, including officers of the fund and employees of the investment adviser and its affiliates, who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements not to trade in securities based on confidential and proprietary investment information, to maintain the confidentiality of such information, and to preclear securities trades and report securities transactions activity, as applicable. For more information on these restrictions and limitations, please see the “Code of Ethics” section in this statement of additional information and the Code of Ethics. Third party service providers of the fund, as described in this statement of additional information, receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the fund (which, as described above, would typically occur no earlier than one day after the day on which the information is posted on the American Funds website), such persons will be bound by agreements (including confidentiality agreements) or fiduciary obligations that restrict and limit their use of the information to legitimate business uses only. Neither the fund nor its investment adviser or any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

Subject to board policies, the authority to disclose a fund’s portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the fund’s investment adviser. In exercising their authority, the committees determine whether disclosure of information about the fund’s portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser’s code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the American Funds website (other than to certain fund service providers for legitimate business and fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

 Price of shares

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received by the fund or the Transfer Agent provided that your request contains all information and legal documentation necessary to process the transaction. The Transfer Agent may accept written orders for the sale of fund shares on a future date. These orders are subject to the Transfer Agent’s policies, which generally allow shareholders to provide a written request to sell shares at the net asset value on a specified date no more than five business days after receipt of the order by the Transfer Agent. Any request to sell shares on a future date will be rejected if the request is not in writing, if the requested transaction date is more than five business days after the Transfer Agent receives the request or if the request does not contain all information and legal documentation necessary to process the transaction.

The offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer should be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Orders received by the investment dealer or authorized designee, the Transfer Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day’s closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1 p.m., the fund’s share price would still be determined as of 4 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year’s Day; Martin Luther King, Jr. Day; Presidents’ Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price). The fund will not calculate net asset values on days the New York Stock Exchange is closed for trading.

All portfolio securities of funds managed by Capital Research and Management Company (other than American Funds Money Market Fund®) are valued, and the net asset values per share for each share class are determined, as indicated below. The fund follows standard industry practice by typically reflecting changes in its holdings of portfolio securities on the first business day following a portfolio trade.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained as of approximately 3 p.m. New York time (or relevant local time for securities trading outside U.S. time zones) from one or more independent pricing vendors. The pricing vendors base bond prices on, among other things, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, underlying equity of the issuer, interest rate volatilities, spreads and other relationships observed in the markets among comparable securities and proprietary pricing models such as yield measures calculated using factors such as cash flows, prepayment information, default rates, delinquency and loss assumptions, financial or collateral characteristics or performance, credit enhancements, liquidation value calculations, specific deal information and other reference data. The fund’s investment adviser performs certain checks on these prices prior to calculation of the fund’s net asset value. When the investment adviser deems it appropriate to do so, such securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices, generally based on prices supplied by one or more pricing vendors.

Assets or liabilities initially expressed in terms of currencies other than U.S. dollars are translated prior to the next determination of the net asset value of the fund’s shares into U.S. dollars at the prevailing market rates.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are valued at fair value as determined in good faith under policies approved by the fund’s board. Subject to board oversight, the fund’s board has delegated the obligation to make fair valuation determinations to a valuation committee established by the fund’s investment adviser. The board receives regular reports describing fair-valued securities and the valuation methods used.

The valuation committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to consider certain relevant principles and factors when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable by the investment adviser, are valued in good faith by the valuation committee based upon what the fund might reasonably expect to receive upon their current sale. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred. The valuation committee considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions.

Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to such share classes.

Net assets so obtained for each share class are divided by the total number of shares outstanding of that share class, and the result, rounded to the nearest cent, is the net asset value per share for that share class.

 Taxes and distributions

Disclaimer: Some of the following information may not apply to certain shareholders, including those holding fund shares in a tax-deferred account, such as a retirement plan or education savings account. Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.

Taxation as a regulated investment company — The fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the“Code”), so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income taxes, the fund intends to distribute substantially all of its net investment income and realized net capital gains on a fiscal year basis, and intends to comply with other tests applicable to regulated investment companies under Subchapter M.

The Code includes savings provisions allowing the fund to cure inadvertent failures of certain qualification tests required under Subchapter M. However, should the fund fail to qualify under Subchapter M, the fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to shareholders would be taxed as dividend income to the extent of the fund’s earnings and profits.

Amounts not distributed by the fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. Unless an applicable exception applies, to avoid the tax, the fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses for the twelve month period ending on October 31, and (3) all ordinary income and capital gains for previous years that were not distributed during such years.

Dividends paid by the fund from ordinary income or from an excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income dividends. For corporate shareholders, a portion of the fund’s ordinary income dividends may be eligible for the 70% deduction for dividends received by corporations to the extent the fund’s income consists of dividends paid by U.S. corporations. This deduction does not include dividends received from non-U.S. corporations and dividends on stocks the fund has not held for more than 45 days during the 90-day period beginning 45 days before the stock became ex-dividend (90 and 180 days for certain preferred stock). Corporate shareholders can only apply the lower rate to the qualified portion of a fund’s dividends if they have held the shares in the fund on which the dividends were paid for the applicable 45 day or 90 day holding period surrounding the ex-dividend date of the fund’s dividends.

The fund may declare a capital gain distribution consisting of the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the fund. For fund fiscal years beginning on or after December 22, 2010, capital losses may be carried forward indefinitely and retain their character as either short-term or long-term. Under prior law, net capital losses could be carried forward for eight tax years and were treated as short-term capital losses. The fund is required to use capital losses arising in fiscal years beginning on or after December 22, 2010 before using capital losses arising in fiscal years prior to December 22, 2010.

The fund may retain a portion of net capital gain for reinvestment and may elect to treat such capital gain as having been distributed to shareholders of the fund. Shareholders may receive a credit for the tax that the fund paid on such undistributed net capital gain and would increase the basis in their shares of the fund by the difference between the amount of includible gains and the tax deemed paid by the shareholder.

Distributions of net capital gain that the fund properly designates as a capital gain distribution generally will be taxable as long-term capital gain, regardless of the length of time the shares of the fund have been held by a shareholder. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any net realized long-term capital gains (including any undistributed amounts treated as distributed capital gains, as described above) during such six-month period.

Capital gain distributions by the fund result in a reduction in the net asset value of the fund’s shares. Investors should consider the tax implications of buying shares just prior to a capital gain distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

Redemptions and exchanges of fund shares — Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder.

Any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder’s tax basis in the new shares purchased.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced or no sales charge for shares of the fund, or of a different fund acquired before January 31st of the year following the year the shareholder exchanged or otherwise disposed of the original fund shares, the sales charge previously incurred in acquiring the fund’s shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other fund(s).

Tax consequences of investments in non-U.S. securities — Dividend and interest income received by the fund from sources outside the United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the United States, however, may reduce or eliminate these foreign taxes. Some foreign countries impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of the total assets of the fund at the close of the taxable year consists of securities of foreign corporations, the fund may elect to pass through to shareholders the foreign taxes paid by the fund. If such an election is made, shareholders may claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the fund to foreign countries. The application of the foreign tax credit depends upon the particular circumstances of each shareholder.

Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to fluctuations in foreign exchange rates, are generally taxable as ordinary income or loss. These gains or losses may increase or decrease the amount of dividends payable by the fund to shareholders. A fund may elect to treat gain and loss on certain foreign currency contracts as capital gain and loss instead of ordinary income or loss.

If the fund invests in stock of certain passive foreign investment companies (PFICs), the fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise tax years. Deductions for losses are allowable only to the extent of any previously recognized gains. Both gains and losses will be treated as ordinary income or loss, and the fund is required to distribute any resulting income. If the fund is unable to identify an investment as a PFIC security and thus does not make a timely mark-to-market election, the fund may be subject to adverse tax consequences.

Other tax considerations — After the end of each calendar year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

Under the backup withholding provisions of the Code, the fund generally will be required to withhold federal income tax on all payments (other than exempt-interest dividends) made to a shareholder if the shareholder either does not furnish the fund with the shareholder’s correct taxpayer identification number or fails to certify that the shareholder is not subject to backup withholding. Backup withholding also applies if the IRS notifies the shareholder or the fund that the taxpayer identification number provided by the shareholder is incorrect or that the shareholder has previously failed to properly report interest or dividend income.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and legal residents and U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.

Unless otherwise noted, all references in the following pages to Class A, B, C or F-1 shares also refer to the corresponding Class 529-A, 529-B, 529-C or 529-F-1 shares. Class 529 shareholders should also refer to the applicable program description for information on policies and services specifically relating to these accounts. Shareholders holding shares through an eligible retirement plan should contact their plan’s administrator or recordkeeper for information regarding purchases, sales and exchanges.

 Purchase and exchange of shares

Purchases by individuals — As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial adviser or investment dealer authorized to sell the fund’s shares. You may make investments by any of the following means:

Contacting your financial adviser — Deliver or mail a check to your financial adviser.

By mail — For initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application. Please indicate an investment dealer on the account application. You may make additional investments by filling out the “Account Additions” form at the bottom of a recent transaction confirmation and mailing the form, along with a check made payable to the fund, using the envelope provided with your confirmation.

The amount of time it takes for us to receive regular U.S. postal mail may vary and there is no assurance that we will receive such mail on the day you expect. Mailing addresses for regular U.S. postal mail can be found in the prospectus. To send investments or correspondence to us via overnight mail or courier service, use either of the following addresses:

American Funds
12711 North Meridian Street
Carmel, IN 46032-9181

American Funds
5300 Robin Hood Rd.
Norfolk, VA 23513-2407

By telephone — Using the American FundsLine. Please see the “Shareholder account services and privileges” section of this statement of additional information for more information regarding this service.

By Internet — Using americanfunds.com. Please see the “Shareholder account services and privileges” section of this statement of additional information for more information regarding this service.

By wire — If you are making a wire transfer, instruct your bank to wire funds to:

Wells Fargo Bank
ABA Routing No. 121000248
Account No. 4600-076178

Your bank should include the following information when wiring funds:

For credit to the account of:
American Funds Service Company
(fund’s name)

For further credit to:
(shareholder’s fund account number)
(shareholder’s name)

You may contact American Funds Service Company at 800/421-0180 if you have questions about making wire transfers.

Other purchase information — Class 529 shares may be purchased only through CollegeAmerica by investors establishing qualified higher education savings accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. The American Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should not serve as retirement plan investments. In addition, the fund and the Principal Underwriter reserve the right to reject any purchase order.

Class R-5 and R-6 shares may be made available to certain charitable foundations organized and maintained by The Capital Group Companies, Inc. or its affiliates.

Class R-5 and R-6 shares may also be made available to the Virginia College Savings Plan for use in the Virginia Education Savings Trust and the Virginia Prepaid Education Program and other registered investment companies approved by the fund. Class R-6 shares are also available to other post employment benefits plans.

Class F-2 shares may be made available to other registered investment companies approved by the fund.

Purchase minimums and maximums — All investments are subject to the purchase minimums and maximums described in the prospectus. As noted in the prospectus, purchase minimums may be waived or reduced in certain cases.

In the case of American Funds non-tax-exempt funds, the initial purchase minimum of $25 may be waived for the following account types:

•	Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and

•	Employer-sponsored CollegeAmerica accounts.

The following account types may be established without meeting the initial purchase minimum:

•	Retirement accounts that are funded with employer contributions; and

•	Accounts that are funded with monies set by court decree.

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

•	Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or (d) required minimum distribution automatic exchanges; and

•	American Funds Money Market Fund accounts registered in the name of clients of Capital Guardian Trust Company’s Capital Group Private Client Services division.

Certain accounts held on the fund’s books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the fund. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus and this statement of additional information. However, in the case where the entity maintaining these accounts aggregates the accounts’ purchase orders for fund shares, such accounts are not required to meet the fund’s minimum amount for subsequent purchases.

Exchanges — You may only exchange shares into other American Funds within the same share class. However, exchanges from Class A shares of American Funds Money Market Fund may be made to Class C shares of other American Funds for dollar cost averaging purposes. Exchanges are not permitted from Class A shares of American Funds Money Market Fund to Class C shares of Intermediate Bond Fund of America, Limited Term Tax-Exempt Bond Fund of America or Short-Term Bond Fund of America. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds Money Market Fund are subject to applicable sales charges, unless the American Funds Money Market Fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund’s distributor and certain registered investment advisers.

You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial adviser, by using American FundsLine or americanfunds.com, or by telephoning 800/421-0180 toll-free, or faxing (see “American Funds Service Company service areas” in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see “Shareholder account services and privileges” in this statement of additional information. These transactions have the same tax consequences as ordinary sales and purchases.

Shares held in employer-sponsored retirement plans may be exchanged into other American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see “Price of shares” in this statement of additional information).

Conversion — Currently, Class C shares of the fund automatically convert to Class F-1 shares in the month of the 10-year anniversary of the purchase date. The board of trustees of the fund reserves the right at any time, without shareholder approval, to amend the conversion feature of the Class C shares, including without limitation, providing for conversion into a different share class or for no conversion. In making its decision, the board of trustees will consider, among other things, the effect of any such amendment on shareholders.

Frequent trading of fund shares — As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund’s “purchase blocking policy.” Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented if the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions. Generally, purchases and redemptions will not be considered “systematic” unless the transaction is pre-scheduled for a specific date.

Other potentially abusive activity — In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds — for example, short-term trading activity in multiple funds. When identified, American Funds Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

Moving between share classes

If you wish to “move” your investment between share classes (within the same fund or between different funds), we generally will process your request as an exchange of the shares you currently hold for shares in the new class or fund. Below is more information about how sales charges are handled for various scenarios.

Exchanging Class B shares for Class A shares — If you exchange Class B shares for Class A shares during the contingent deferred sales charge period you are responsible for paying any applicable deferred sales charges attributable to those Class B shares, but you will not be required to pay a Class A sales charge. If, however, you exchange your Class B shares for Class A shares after the contingent deferred sales charge period, you are responsible for paying any applicable Class A sales charges.

Exchanging Class C shares for Class A shares — If you exchange Class C shares for Class A shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A sales charges.

Exchanging Class C shares for Class F shares — If you are part of a qualified fee-based program and you wish to exchange your Class C shares for Class F shares to be held in the program, you are still responsible for paying any applicable Class C contingent deferred sales charges.

Exchanging Class F shares for Class A shares — You can exchange Class F shares held in a qualified fee-based program for Class A shares without paying an initial Class A sales charge if all of the following requirements are met: (a) you are leaving or have left the fee-based program, (b) you have held the Class F shares in the program for at least one year, and (c) you notify American Funds Service Company of your request. Notwithstanding the previous sentence, you can exchange Class F shares received in a conversion from Class C shares for Class A shares at any time without paying an initial Class A sales charge if you notify American Funds Service Company of the conversion when you make your request. If you have already redeemed your Class F shares, the foregoing requirements apply and you must purchase Class A shares within 90 days after redeeming your Class F shares to receive the Class A shares without paying an initial Class A sales charge.

Exchanging Class A shares for Class F shares — If you are part of a qualified fee-based program and you wish to exchange your Class A shares for Class F shares to be held in the program, any Class A sales charges (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

Exchanging Class A shares for Class R shares — Provided it is eligible to invest in Class R shares, a retirement plan currently invested in Class A shares may exchange its shares for Class R shares. Any Class A sales charges that the retirement plan previously paid will not be credited back to the plan’s account.

Exchanging Class F-1 shares for Class F-2 shares — If you are part of a qualified fee-based program that offers Class F-2 shares, you may exchange your Class F-1 shares for Class F-2 shares to be held in the program.

Moving between other share classes — If you desire to move your investment between share classes and the particular scenario is not described in this statement of additional information, please contact American Funds Service Company at 800/421-0180 for more information.

Non-reportable transactions — Automatic conversions described in the prospectus will be non-reportable for tax purposes. In addition, except in the case of a movement between a 529 share class and a non-529 share class, an exchange of shares from one share class of a fund to another share class of the same fund will be treated as a non-reportable exchange for tax purposes, provided that the exchange request is received in writing by American Funds Service Company and processed as a single transaction.

 Sales charges

Class A purchases

Purchases by certain 403(b) plans

A 403(b) plan may not invest in Class A or C shares unless such plan was invested in Class A or C shares before January 1, 2009.

Participant accounts of a 403(b) plan that were treated as an individual-type plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an individual-type plan for sales charge purposes. Participant accounts of a 403(b) plan that were treated as an employer-sponsored plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an employer-sponsored plan for sales charge purposes. Participant accounts of a 403(b) plan that is established on or after January 1, 2009, are treated as accounts of an employer-sponsored plan for sales charge purposes.

Purchases by SEP plans and SIMPLE IRA plans

Participant accounts in a Simplified Employee Pension (SEP) plan or a Savings Incentive Match Plan for Employees of Small Employers IRA (SIMPLE IRA) plan will be aggregated together for Class A sales charge purposes if the SEP plan or SIMPLE IRA plan was established after November 15, 2004, by an employer adopting a prototype plan produced by American Funds Distributors, Inc. In the case where the employer adopts any other plan (including, but not limited to, an IRS model agreement), each participant’s account in the plan will be aggregated with the participant’s own personal investments that qualify under the aggregation policy. A SEP plan or SIMPLE IRA plan with a certain method of aggregating participant accounts as of November 15, 2004, may continue with that method so long as the employer has not modified the plan document since that date.

Other purchases

Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund Administration Unit, or by his or her designee, Class A shares of the American Funds stock, stock/bond and bond funds may be sold at net asset value to:

(1)
current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;

(2)
currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law,

(b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;
(3)
currently registered investment advisers (“RIAs”) and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

(4)	companies exchanging securities with the fund through a merger, acquisition or exchange offer;
(5)	insurance company separate accounts;
(6)	accounts managed by subsidiaries of The Capital Group Companies, Inc.;
(7)	The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation;
(8)	an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;
(9)
wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.; and

(10)	full-time employees of banks that have sales agreements with the Principal Underwriter, who are solely dedicated to directly supporting the sale of mutual funds.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

Transfers to CollegeAmerica — A transfer from the Virginia Prepaid Education ProgramSM or the Virginia Education Savings TrustSM to a CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer.

Moving between accounts — Investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include, for example:

•	redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

•	required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

•	death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase fund shares in a different account.

Loan repayments — Repayments on loans taken from a retirement plan or an individual-type retirement account are not subject to sales charges if American Funds Service Company is notified of the repayment.

Dealer commissions and compensation — Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to initial sales charges. These purchases consist of purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund’s IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $4 million (but less than $10 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%.

A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

 Sales charge reductions and waivers

Reducing your Class A sales charge — As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.

Statement of intention — By establishing a statement of intention (the “Statement”), you enter into a nonbinding commitment to purchase shares of the American Funds (excluding American Funds Money Market Fund) over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once, unless the Statement is upgraded as described below.

The Statement period starts on the date on which your first purchase made toward satisfying the Statement is processed. Your accumulated holdings (as described in the paragraph below titled “Rights of accumulation”) eligible to be aggregated as of the day immediately before the start of the Statement period may be credited toward satisfying the Statement.

You may revise the commitment you have made in your Statement upward at any time during the Statement period. If your prior commitment has not been met by the time of the revision, the Statement period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised Statement. If your prior commitment has been met by the time of the revision, your original Statement will be considered met and a new Statement will be established.

The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period, the purchaser may be required to remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Principal Underwriter for the balance still outstanding.

In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a Statement.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

Aggregation — Qualifying investments for aggregation include those made by you and your “immediate family” as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

•
individual-type employee benefit plans, such as an IRA, single-participant Keogh-type plan, or a participant account of a 403(b) plan that is treated as an individual-type plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales charges” in this statement of additional information);

•	SEP plans and SIMPLE IRA plans established after November 15, 2004, by an employer adopting any plan document other than a prototype plan produced by American Funds Distributors, Inc.;

•	business accounts solely controlled by you or your immediate family (for example, you own the entire business);

•
trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

•	endowments or foundations established and controlled by you or your immediate family; or

•	529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

•	for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

•	made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

•	for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

•
for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations;

•
for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales charges” in this statement of additional information), or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act; or

•	for a SEP or SIMPLE IRA plan established after November 15, 2004, by an employer adopting a prototype plan produced by American Funds Distributors, Inc.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Concurrent purchases — As described in the prospectus, you may reduce your Class A sales charge by combining purchases of all classes of shares in the American Funds, as well as applicable holdings in the American Funds Target Date Retirement Series. Shares of American Funds Money Market Fund purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds Money Market Fund are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

Rights of accumulation — Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the American Funds, as well as applicable holdings in the American Funds Target Date Retirement Series, to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds Money Market Fund are excluded. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) as of the day prior to your American Funds investment or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

The value of all of your holdings in accounts established in calendar year 2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial adviser or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your American Funds investment) of your individual holdings in various American Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and applicable American Legacy accounts.

CDSC waivers for Class A, B and C shares — As noted in the prospectus, a contingent deferred sales charge (“CDSC”) may be waived for redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an “account” (defined below) annually (the “12% limit”):

•
Required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70½ (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

•
Redemptions through an automatic withdrawal plan (“AWP”) (see “Automatic withdrawals” under “Shareholder account services and privileges” in this statement of additional information). For each AWP payment, assets that are not subject to a CDSC, such as shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish an AWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, “account” means your investment in the applicable class of shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the prospectus. For example, CDSC waivers will not be allowed on redemptions of Class 529-B and 529-C shares due to termination of CollegeAmerica; a determination by the Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or elimination of the fund by the Virginia College Savings Plan as an option for additional investment within CollegeAmerica.

 Selling shares

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service Company directly, any such request must be signed by the registered shareholders. To contact American Funds Service Company via overnight mail or courier service, see “Purchase and exchange of shares.”

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the Financial Industry Regulatory Authority, bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

If you hold multiple American Funds and a CDSC applies to the shares you are redeeming, the CDSC will be calculated based on the applicable class of shares of the particular fund from which you are making the redemption.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier’s checks) for shares purchased have cleared (which may take up to 10 business days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may request that redemption proceeds of $1,000 or more from American Funds Money Market Fund be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds.

 Shareholder account services and privileges

The following services and privileges are generally available to all shareholders. However, certain services and privileges described in the prospectus and this statement of additional information may not be available for Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.

Automatic investment plan — An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank’s capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.

Automatic reinvestment — Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option may be automatically converted to having all dividends and other distributions reinvested in additional shares.

Cross-reinvestment of dividends and distributions — For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:

(1)the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund’s minimum initial investment requirement);

(2)if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3)if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

Automatic exchanges — For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.

Automatic withdrawals — Depending on the type of account, for all share classes except R shares, you may automatically withdraw shares from any of the American Funds. You can make automatic withdrawals of $50 or more. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday. You should consult with your adviser or intermediary to determine if your account is eligible for automatic withdrawals.

Withdrawal payments are not to be considered as dividends, yield or income. Generally, automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder’s account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

Redemption proceeds from an automatic withdrawal plan are not eligible for reinvestment without a sales charge.

Account statements — Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals, will be confirmed at least quarterly.

American FundsLine and americanfunds.com — You may check your share balance, the price of your shares or your most recent account transaction; redeem shares (up to $75,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using americanfunds.com. To use American FundsLine, call 800/325-3590 from a TouchTone™ telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above and in “Telephone and Internet purchases, redemptions and exchanges” below. You will need your fund number (see the list of the American Funds under “General information — fund numbers”), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

Generally, all shareholders are automatically eligible to use these services. However, if you are not currently authorized to do so, you may complete an American FundsLink Authorization Form. Once you establish this privilege, you, your financial adviser or any person with your account information may use these services.

Telephone and Internet purchases, redemptions and exchanges — By using the telephone (including American FundsLine) or the Internet (including americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.

Checkwriting — You may establish check writing privileges for Class A shares (but not Class 529-A shares) of American Funds Money Market Fund upon meeting the fund’s initial purchase minimum of $1,000. This can be done by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your account application.

Redemption of shares — The fund’s declaration of trust permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund’s current registration statement under the 1940 Act, and subject to such further terms and conditions as the board of trustees of the fund may from time to time adopt.

While payment of redemptions normally will be in cash, the fund’s declaration of trust permits payment of the redemption price wholly or partly with portfolio securities or other fund assets under conditions and circumstances determined by the fund’s board of trustees. For example, redemptions could be made in this manner if the board determined that making payments wholly in cash over a particular period would be unfair and/or harmful to other fund shareholders.

Share certificates — Shares are credited to your account. The fund does not issue share certificates.

 General information

Custodian of assets — Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund’s portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as Custodian. If the fund holds securities of issuers outside the U.S., the Custodian may hold these securities pursuant to subcustodial arrangements in banks outside the U.S. or branches of U.S. banks outside the U.S.

Transfer Agent — American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund’s shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618. American Funds Service Company was paid a fee of $1,717,000 for Class A shares and $51,000 for Class B shares for the 2010 fiscal year. American Funds Service Company is also compensated for certain transfer agency services provided to all share classes from the administrative services fees paid to Capital Research and Management Company and from the relevant share class, as described under “Administrative services agreement.”

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.

Independent registered public accounting firm — PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, CA 90071, serves as the fund’s independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this statement of additional information from the annual report have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The selection of the fund’s independent registered public accounting firm is reviewed and determined annually by the board of trustees.

Independent legal counsel — Bingham McCutchen LLP, 355 South Grand Avenue, Suite 4400, Los Angeles, CA 90071, serves as independent legal counsel (“counsel”) for the fund and for independent trustees in their capacities as such. Counsel does not provide legal services to the fund’s investment adviser or any of its affiliated companies or control persons. A determination with respect to the independence of the fund’s counsel will be made at least annually by the independent trustees of the fund, as prescribed by the 1940 Act and related rules.

Prospectuses, reports to shareholders and proxy statements — The fund’s fiscal year ends on August 31. Shareholders are provided updated summary prospectuses annually and at least semi-annually with reports showing the fund’s investment portfolio or summary investment portfolio, financial statements and other information. Shareholders may request a copy of the fund’s current prospectus at no cost by calling 800/421-0180 or by sending an email request to

prospectus@americanfunds.com. Shareholders may also access the fund’s current summary prospectus, prospectus, statement of additional information and shareholder reports at americanfunds.com/prospectus.The fund’s annual financial statements are audited by the fund's independent registered public accounting firm, PricewaterhouseCoopers LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of summary prospectuses, shareholder reports and proxy statements. To receive additional copies of a summary prospectus, report or proxy statement, shareholders should contact the Transfer Agent.

Shareholders may also elect to receive updated summary prospectuses, annual reports and semi-annual reports electronically by signing up for electronic delivery on our website, americanfunds.com. Upon electing the electronic delivery of updated summary prospectuses and other reports, a shareholder will no longer automatically receive such documents in paper form by mail. A shareholder who elects electronic delivery is able to cancel this service at any time and return to receiving updated summary prospectuses and other reports in paper form by mail.

Summary prospectuses, prospectuses, annual reports and semi-annual reports that are mailed to shareholders by the American Funds organization are printed with ink containing soy and/or vegetable oil on paper containing recycled fibers.

Codes of ethics — The fund and Capital Research and Management Company and its affiliated companies, including the fund’s Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; disclosure of personal securities transactions; and policies regarding political contributions.

Legal proceedings — Class action lawsuits have been filed against the investment adviser and affiliated entities in the U.S. District Court, Central District of California. The investment adviser believes that these suits are without merit and will defend itself vigorously.

Determination of net asset value, redemption price and maximum offering price per share for Class A shares — August 31, 2010

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$10.15
Maximum offering price per share (100/97.50 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$10.41

Other information — The fund reserves the right to modify the privileges described in this statement of additional information at any time.

The financial statements, including the investment portfolio and the report of the fund’s independent registered public accounting firm contained in the annual report, are included in this statement of additional information.

Fund numbers — Here are the fund numbers for use with our automated telephone line, American FundsLine®, or when making share transactions:

	Fund numbers
Fund	Class A	Class B	Class C	Class F-1	Class F-2
Stock and stock/bond funds
AMCAP Fund®	002	202	302	402	602
American Balanced Fund®	011	211	311	411	611
American Funds Global Balanced Fund SM	037	237	337	437	637
American Mutual Fund®	003	203	303	403	603
Capital Income Builder®	012	212	312	412	612
Capital World Growth and Income FundSM	033	233	333	433	633
EuroPacific Growth Fund®	016	216	316	416	616
Fundamental InvestorsSM	010	210	310	410	610
The Growth Fund of America®	005	205	305	405	605
The Income Fund of America®	006	206	306	406	606
International Growth and Income FundSM	034	234	334	434	634
The Investment Company of America®	004	204	304	404	604
The New Economy Fund®	014	214	314	414	614
New Perspective Fund®	007	207	307	407	607
New World Fund®	036	236	336	436	636
SMALLCAP World Fund®	035	235	335	435	635
Washington Mutual Investors FundSM	001	201	301	401	601
Bond funds
American Funds Mortgage FundSM	042	242	342	442	642
American Funds Short-Term Tax-Exempt Bond FundSM	039	N/A	N/A	439	639
American Funds Tax-Exempt Fund of New YorkSM	041	241	341	441	641
American High-Income Municipal Bond Fund®	040	240	340	440	640
American High-Income TrustSM	021	221	321	421	621
The Bond Fund of AmericaSM	008	208	308	408	608
Capital World Bond Fund®	031	231	331	431	631
Intermediate Bond Fund of AmericaSM	023	223	323	423	623
Limited Term Tax-Exempt Bond Fund of AmericaSM	043	243	343	443	643
Short-Term Bond Fund of AmericaSM	048	248	348	448	648
The Tax-Exempt Bond Fund of America®	019	219	319	419	619
The Tax-Exempt Fund of California®*	020	220	320	420	620
The Tax-Exempt Fund of Maryland®*	024	224	324	424	624
The Tax-Exempt Fund of Virginia®*	025	225	325	425	625
U.S. Government Securities FundSM	022	222	322	422	622
Money market fund
American Funds Money Market Fund®	059	259	359	459	659
___________

*Qualified for sale only in certain jurisdictions.

	Fund numbers
Fund	Class 529-A	Class 529-B	Class 529-C	Class 529-E	Class 529-F-1
Stock and stock/bond funds
AMCAP Fund	1002	1202	1302	1502	1402
American Balanced Fund	1011	1211	1311	1511	1411
American Funds Global Balanced Fund	1037	1237	1337	1537	1437
American Mutual Fund	1003	1203	1303	1503	1403
Capital Income Builder	1012	1212	1312	1512	1412
Capital World Growth and Income Fund	1033	1233	1333	1533	1433
EuroPacific Growth Fund	1016	1216	1316	1516	1416
Fundamental Investors	1010	1210	1310	1510	1410
The Growth Fund of America	1005	1205	1305	1505	1405
The Income Fund of America	1006	1206	1306	1506	1406
International Growth and Income Fund	1034	1234	1334	1534	1434
The Investment Company of America	1004	1204	1304	1504	1404
The New Economy Fund	1014	1214	1314	1514	1414
New Perspective Fund	1007	1207	1307	1507	1407
New World Fund	1036	1236	1336	1536	1436
SMALLCAP World Fund	1035	1235	1335	1535	1435
Washington Mutual Investors Fund	1001	1201	1301	1501	1401
Bond funds
American Funds Mortgage Fund	1042	1242	1342	1542	1442
American High-Income Trust	1021	1221	1321	1521	1421
The Bond Fund of America	1008	1208	1308	1508	1408
Capital World Bond Fund	1031	1231	1331	1531	1431
Intermediate Bond Fund of America	1023	1223	1323	1523	1423
Short-Term Bond Fund of America	1048	1248	1348	1548	1448
U.S. Government Securities Fund	1022	1222	1322	1522	1422
Money market fund
American Funds Money Market Fund	1059	1259	1359	1559	1459

Fund numbers
Fund	Class R-1	Class R-2	Class R-3	Class R-4	Class R-5	Class R-6
Stock and stock/bond funds
AMCAP Fund	2102	2202	2302	2402	2502	2602
American Balanced Fund	2111	2211	2311	2411	2511	2611
American Funds Global Balanced Fund	2137	2237	2337	2437	2537	2637
American Mutual Fund	2103	2203	2303	2403	2503	2603
Capital Income Builder	2112	2212	2312	2412	2512	2612
Capital World Growth and Income Fund	2133	2233	2333	2433	2533	2633
EuroPacific Growth Fund	2116	2216	2316	2416	2516	2616
Fundamental Investors	2110	2210	2310	2410	2510	2610
The Growth Fund of America	2105	2205	2305	2405	2505	2605
The Income Fund of America	2106	2206	2306	2406	2506	2606
International Growth and Income Fund	2134	2234	2334	2434	2534	2634
The Investment Company of America	2104	2204	2304	2404	2504	2604
The New Economy Fund	2114	2214	2314	2414	2514	2614
New Perspective Fund	2107	2207	2307	2407	2507	2607
New World Fund	2136	2236	2336	2436	2536	2636
SMALLCAP World Fund	2135	2235	2335	2435	2535	2635
Washington Mutual Investors Fund	2101	2201	2301	2401	2501	2601
Bond funds
American Funds Mortgage Fund	2142	2242	2342	2442	2542	2642
American High-Income Trust	2121	2221	2321	2421	2521	2621
The Bond Fund of America	2108	2208	2308	2408	2508	2608
Capital World Bond Fund	2131	2231	2331	2431	2531	2631
Intermediate Bond Fund of America	2123	2223	2323	2423	2523	2623
Short-Term Bond Fund of America	2148	2248	2348	2448	2548	2648
U.S. Government Securities Fund	2122	2222	2322	2422	2522	2622
Money market fund
American Funds Money Market Fund	2159	2259	2359	2459	2559	2659

	Fund numbers
Fund	Class A	Class R-1	Class R-2	Class R-3	Class R-4	Class R-5	Class R-6
Stock and stock/bond funds
American Funds 2055 Target Date Retirement FundSM	082	2182	2282	2382	2482	2582	2682
American Funds 2050 Target Date Retirement Fund®	069	2169	2269	2369	2469	2569	2669
American Funds 2045 Target Date Retirement Fund®	068	2168	2268	2368	2468	2568	2668
American Funds 2040 Target Date Retirement Fund®	067	2167	2267	2367	2467	2567	2667
American Funds 2035 Target Date Retirement Fund®	066	2166	2266	2366	2466	2566	2666
American Funds 2030 Target Date Retirement Fund®	065	2165	2265	2365	2465	2565	2665
American Funds 2025 Target Date Retirement Fund®	064	2164	2264	2364	2464	2564	2664
American Funds 2020 Target Date Retirement Fund®	063	2163	2263	2363	2463	2563	2663
American Funds 2015 Target Date Retirement Fund®	062	2162	2262	2362	2462	2562	2662
American Funds 2010 Target Date Retirement Fund®	061	2161	2261	2361	2461	2561	2661

 Appendix

The following descriptions of debt security ratings are based on information provided by Moody’s Investors Service and Standard & Poor’s Corporation.

Description of bond ratings

Moody’s

Long-term rating definitions

Aaa

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor’s

Long-term issue credit ratings

AAA

An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated CC is currently highly vulnerable to nonpayment.

C

A C rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the C rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (–)
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Fitch

Long-term Credit Ratings

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative.

•
For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

•	For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of 'R1' (outstanding).

CCC

•	For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

•
For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC

•	For issuers and performing obligations, default of some kind appears probable.

•	For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C

•	For issuers and performing obligations, default is imminent.

•	For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of 'R6' (poor).

RD

Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as the following:

The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/– modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.

Description of commercial paper ratings

Moody's
Commercial paper ratings (highest three ratings)

P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

Standard & Poor’s
Commercial paper ratings (highest three ratings)

A-1
A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

[logo – American Funds®]

Short-Term Bond Fund of AmericaSM
Investment portfolio

August 31, 2010

Bonds & notes — 86.77%	Principal amount (000)	Value (000)

BONDS & NOTES OF U.S. GOVERNMENT & GOVERNMENT AGENCIES — 52.05%
U.S. Treasury 1.25% 2010	$20,000	$20,053
U.S. Treasury 2.00% 2010	30,000	30,043
U.S. Treasury 4.375% 2010	10,000	10,120
U.S. Treasury 4.50% 2010	16,000	16,141
U.S. Treasury 0.875% 2011	25,000	25,118
U.S. Treasury 0.875% 2011	20,000	20,076
U.S. Treasury 0.875% 2011	20,000	20,057
U.S. Treasury 1.00% 2011	25,000	25,189
U.S. Treasury 1.00% 2011	25,000	25,182
U.S. Treasury 1.125% 2011	50,000	50,489
U.S. Treasury 1.75% 2011	65,000	66,096
U.S. Treasury 4.625% 2011	20,000	20,860
U.S. Treasury 4.625% 2011	4,000	4,229
U.S. Treasury 4.875% 2011	25,000	25,767
U.S. Treasury 5.00% 2011	10,000	10,219
U.S. Treasury 5.125% 2011	30,000	31,210
U.S. Treasury 0.625% 2012	37,500	37,615
U.S. Treasury 1.375% 2012	30,000	30,458
U.S. Treasury 4.25% 2012	50,000	53,922
U.S. Treasury 4.50% 2012	25,000	26,624
U.S. Treasury 4.625% 2012	20,000	21,267
U.S. Treasury 4.75% 2012	30,000	32,262
U.S. Treasury 4.875% 2012	65,000	69,257
U.S. Treasury 1.375% 2013	45,000	45,847
U.S. Treasury 3.125% 2013	70,000	75,135
U.S. Treasury 3.125% 2013	10,000	10,726
U.S. Treasury 3.375% 2013	60,000	64,735
U.S. Treasury 3.375% 2013	60,000	64,622
U.S. Treasury 3.50% 2013	50,000	53,973
U.S. Treasury 3.625% 2013	25,000	27,051
U.S. Treasury 3.875% 2013	50,000	54,100
U.S. Treasury 1.75% 2014	25,000	25,765
U.S. Treasury 1.875% 2014	20,000	20,691
U.S. Treasury 2.25% 2014	20,000	20,969
U.S. Treasury 2.375% 2014	25,000	26,305
U.S. Treasury 2.625% 2014	20,000	21,244
U.S. Treasury 2.50% 2015	5,000	5,287
U.S. Treasury 4.00% 2015	7,500	8,428
U.S. Treasury 4.125% 2015	15,000	16,984
U.S. Treasury 11.25% 2015	5,000	7,194
U.S. Treasury 3.875% 2018	25,000	28,269
Fannie Mae 1.00% 2011	30,000	30,214
Fannie Mae 1.75% 2011	35,000	35,286
Fannie Mae 3.625% 2011	10,000	10,315
Fannie Mae 5.50% 2011	2,000	2,056
Fannie Mae 6.00% 2011	16,000	16,644
Fannie Mae 2.00% 2012	40,000	40,834
Fannie Mae 6.125% 2012	12,000	13,028
Fannie Mae 1.00% 2013	35,000	34,998
Fannie Mae 2.75% 2014	20,000	21,142
Fannie Mae 2.375% 2015	10,000	10,367
Federal Home Loan Bank 3.375% 2010	10,000	10,043
Federal Home Loan Bank 3.625% 2010	10,000	10,099
Federal Home Loan Bank 2.875% 2011	10,000	10,136
Federal Home Loan Bank 3.375% 2011	5,000	5,126
Federal Home Loan Bank 5.60% 2011	5,000	5,216
Federal Home Loan Bank 1.125% 2012	50,000	50,466
Federal Home Loan Bank 1.75% 2012	12,000	12,260
Federal Home Loan Bank 2.25% 2012	20,000	20,550
Federal Home Loan Bank 4.625% 2012	10,000	10,823
Federal Home Loan Bank 3.625% 2013	50,000	54,189
Freddie Mac 2.875% 2010	34,570	34,777
Freddie Mac 0.299% 20111	20,000	20,012
Freddie Mac 5.25% 2011	10,000	10,432
Freddie Mac 1.75% 2012	25,000	25,510
Freddie Mac 1.625% 2013	70,000	71,533
Freddie Mac 3.00% 2014	15,000	16,019
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 1.25% 2011	10,000	10,106
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc., Series 1, 1.50% 2011	10,000	10,103
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 0.376% 20121	20,000	20,030
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 1.875% 2012	15,000	15,353
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 1.875% 2012	15,000	15,329
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 1.625% 2011	3,000	3,013
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 2.125% 2012	20,000	20,629
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 2.20% 2012	25,000	25,564
United States Government Agency-Guaranteed (FDIC insured), Morgan Stanley 0.691% 20121	15,000	15,088
United States Government Agency-Guaranteed (FDIC insured), Morgan Stanley 2.25% 2012	25,000	25,653
United States Government Agency-Guaranteed (FDIC insured), Goldman Sachs Group, Inc. 0.737% 20121	25,000	25,115
United States Government Agency-Guaranteed (FDIC insured), Goldman Sachs Group, Inc. 3.25% 2012	12,250	12,786
United States Government Agency-Guaranteed (FDIC insured), JPMorgan Chase & Co. 0.787% 20121	15,000	15,118
United States Government Agency-Guaranteed (FDIC insured), JPMorgan Chase & Co. 2.20% 2012	20,000	20,566
United States Government Agency-Guaranteed (FDIC insured), State Street Corp. 1.85% 2011	25,000	25,215
United States Government Agency-Guaranteed (FDIC insured), State Street Corp. 2.15% 2012	10,000	10,258
United States Government Agency-Guaranteed (FDIC insured), GMAC LLC 1.75% 2012	10,000	10,216
United States Government Agency-Guaranteed (FDIC insured), GMAC LLC 2.20% 2012	10,000	10,329
United States Government Agency-Guaranteed (FDIC insured), John Deere Capital Corp. 2.875% 2012	18,000	18,723
United States Government Agency-Guaranteed (FDIC insured), Bank of America Corp. 2.10% 2012	4,165	4,271
United States Government Agency-Guaranteed (FDIC insured), Bank of America Corp. 2.375% 2012	10,000	10,316
Federal Agricultural Mortgage Corp. 3.875% 2011	3,000	3,092
Federal Agricultural Mortgage Corp. 5.50% 20112	7,000	7,292
Federal Farm Credit Banks, Consolidated Systemwide Bonds, 0.296% 20131	8,000	7,991
Private Export Funding Corp. 4.974% 2013	5,000	5,555
United States Government Agency-Guaranteed (FDIC insured), KeyBank NA 3.20% 2012	3,000	3,138
United States Government Agency-Guaranteed (FDIC insured), Sovereign Bancorp, Inc. 2.75% 2012	2,000	2,061
		2,184,564

CORPORATE BONDS & NOTES — 12.64%
Financials — 5.35%
JPMorgan Chase & Co. 5.375% 2012	2,000	2,163
JPMorgan Chase & Co. 3.40% 2015	15,000	15,482
JPMorgan Chase & Co. 4.891% 20151	4,475	4,454
Crédit Agricole CIB 1.077% 20121	17,500	17,416
Paribas, New York Branch 6.95% 2013	5,000	5,649
BNP Paribas 3.25% 2015	7,000	7,233
Metropolitan Life Global Funding I, 0.927% 20111,2	5,000	5,010
Metropolitan Life Global Funding I, 5.125% 20132	2,000	2,180
MetLife Global Funding 5.125% 20142	5,000	5,544
Abbey National Treasury Services PLC 3.875% 20142	12,300	12,542
Wells Fargo & Co. 0.688% 20151	9,513	8,997
Wells Fargo & Co. 3.625% 2015	3,000	3,143
US Bank NA 6.375% 2011	8,000	8,421
US Bank NA 4.95% 2014	2,000	2,213
Nordea Bank, Series 2, 3.70% 20142	10,000	10,509
New York Life Global Funding 2.25% 20122	5,000	5,115
New York Life Global Funding 5.25% 20122	4,500	4,870
Royal Bank of Scotland PLC 4.875% 2015	8,000	8,357
Barclays Bank PLC 2.50% 2013	5,000	5,094
Barclays Bank PLC 5.20% 2014	2,670	2,940
Berkshire Hathaway Finance Corp. 4.60% 2013	6,625	7,234
Bank of Tokyo-Mitsubishi, Ltd. 2.60% 20132	7,000	7,166
Morgan Stanley 4.00% 2015	7,000	7,040
Goldman Sachs Group, Inc. 3.70% 2015	6,825	6,917
Bank of New York Mellon Corp., Series G, 4.95% 2012	4,000	4,332
Bank of New York Mellon Corp., Series G, 5.125% 2013	2,000	2,226
PNC Funding Corp. 0.675% 20141	1,000	963
PNC Funding Corp. 5.40% 2014	5,000	5,572
TIAA Global Markets 4.95% 20132	5,500	6,049
Northern Trust Corp. 5.20% 2012	1,000	1,087
Northern Trust Corp. 5.50% 2013	4,200	4,713
Credit Suisse Group AG 5.50% 2014	5,000	5,539
UBS AG 2.25% 2013	5,000	5,027
Merrill Lynch & Co., Inc., Series C, 0.768% 20121	1,000	981
Bank of America Corp. 5.375% 2012	2,000	2,125
Countrywide Financial Corp., Series B, 5.80% 2012	1,500	1,596
Jackson National Life Global 5.375% 20132	3,750	4,042
Monumental Global Funding 5.50% 20132	2,995	3,244
Principal Life Insurance Co. 6.25% 20122	2,600	2,759
Allstate Life Global Funding Trust, Series 2008-4, 5.375% 2013	2,000	2,209
Citigroup Inc. 6.00% 2013	2,000	2,159
ACE INA Holdings Inc. 5.875% 2014	1,665	1,891
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 4.375% 20102	1,375	1,385
Genworth Global Funding Trust, Series 2007-C, 5.25% 2012	1,000	1,043
		224,631

Health care — 2.56%
Novartis Capital Corp. 1.90% 2013	5,000	5,134
Novartis Capital Corp. 4.125% 2014	15,000	16,416
Roche Holdings Inc. 4.50% 20122	15,000	15,752
Roche Holdings Inc. 5.00% 20142	5,000	5,600
Pfizer Inc. 4.45% 2012	20,000	21,103
Merck & Co., Inc. 1.875% 2011	18,870	19,094
GlaxoSmithKline Capital Inc. 4.85% 2013	8,000	8,795
Abbott Laboratories 2.70% 2015	8,000	8,390
Eli Lilly and Co. 3.55% 2012	4,250	4,426
Aetna Inc. 5.75% 2011	1,753	1,820
AstraZeneca PLC 5.40% 2012	1,000	1,092
		107,622

Energy — 1.30%
Shell International Finance BV 1.30% 2011	7,500	7,571
Shell International Finance BV 4.00% 2014	20,000	21,696
Chevron Corp. 3.95% 2014	15,000	16,378
TransCanada PipeLines Ltd. 3.40% 2015	6,275	6,637
StatoilHydro ASA 2.90% 2014	2,070	2,163
		54,445

Telecommunication services — 0.88%
Verizon Communications Inc. 3.75% 2011	14,500	14,822
Verizon Communications Inc. 7.375% 2013	5,000	5,929
Verizon Communications Inc. 5.55% 2014	2,000	2,265
AT&T Inc. 4.95% 2013	7,500	8,176
France Télécom 4.375% 2014	2,800	3,098
Singapore Telecommunications Ltd. 6.375% 20112	2,500	2,658
		36,948

Consumer staples — 0.75%
Coca-Cola Co. 3.625% 2014	10,000	10,850
Diageo Capital PLC 7.375% 2014	5,000	5,916
Procter & Gamble Co. 1.35% 2011	5,000	5,041
Walgreen Co. 4.875% 2013	4,000	4,443
Sysco Corp. 4.20% 2013	2,000	2,154
Sysco Corp. 4.60% 20142	845	938
PepsiCo, Inc. 4.65% 2013	2,000	2,181
		31,523

Industrials — 0.56%
Honeywell International Inc. 3.875% 2014	8,400	9,144
Canadian National Railway Co. 4.95% 2014	5,000	5,582
Raytheon Co. 5.375% 2013	2,000	2,221
Raytheon Co. 6.75% 2018	1,225	1,541
John Deere Capital Corp., Series D, 4.90% 2013	3,000	3,315
Caterpillar Financial Services Corp., Series F, 4.85% 2012	750	813
Caterpillar Financial Services Corp., Series F, 4.25% 2013	1,000	1,074
		23,690

Information technology — 0.51%
Hewlett-Packard Co. 2.25% 2011	7,000	7,101
Hewlett-Packard Co. 2.95% 2012	10,000	10,396
International Business Machines Corp. 1.068% 20111	3,000	3,019
Cisco Systems, Inc. 5.25% 2011	1,000	1,022
		21,538

Utilities — 0.49%
Duke Energy Ohio, Inc. 2.10% 2013	12,050	12,335
Alabama Power Co., Series 2007-D, 4.85% 2012	3,750	4,065
Southern Co., Series 2007-A, 5.30% 2012	1,000	1,057
Georgia Power Co., Series 2008-D, 6.00% 2013	2,600	2,966
		20,423

Consumer discretionary — 0.24%
Walt Disney Co. 4.70% 2012	1,500	1,629
Walt Disney Co. 4.50% 2013	5,000	5,570
McDonald's Corp., Series I, 4.30% 2013	2,500	2,711
		9,910

Total corporate bonds & notes		530,730

MORTGAGE-BACKED OBLIGATIONS3 — 11.64%
Fannie Mae, Series 2009-M2, Class A1, 2.387% 2019	5,548	5,703
Fannie Mae 4.00% 2019	34,214	36,344
Fannie Mae 4.00% 2019	16,409	17,431
Fannie Mae 4.00% 2019	12,521	13,301
Fannie Mae 4.50% 2021	13,494	14,414
Fannie Mae, Series 2003-48, Class TJ, 4.50% 2022	397	414
Fannie Mae 5.00% 2023	3,976	4,239
Fannie Mae 5.00% 2023	2,717	2,896
Fannie Mae 6.00% 2023	6,829	7,390
Fannie Mae 4.00% 2024	9,075	9,558
Fannie Mae 4.00% 2024	8,814	9,283
Fannie Mae 6.00% 2024	4,881	5,268
Fannie Mae 6.00% 2024	3,875	4,184
Fannie Mae 3.00% 2025	10,000	10,077
Fannie Mae 3.50% 2025	10,000	10,370
Fannie Mae 4.00% 2025	25,000	26,299
Fannie Mae 4.00% 2025	19,825	20,861
Fannie Mae 4.00% 2025	19,705	20,735
Fannie Mae 4.00% 2025	7,960	8,377
Fannie Mae 4.00% 2025	6,967	7,331
Fannie Mae 4.50% 2025	24,154	25,594
Fannie Mae, Series 2007-114, Class A7, 0.464% 20371	7,500	7,407
Fannie Mae 5.371% 20381	1,627	1,733
Fannie Mae 3.58% 20391	4,391	4,602
Fannie Mae 3.597% 20391	7,204	7,567
Fannie Mae 3.613% 20391	8,224	8,634
Fannie Mae 3.617% 20391	8,145	8,544
Fannie Mae 3.82% 20391	4,371	4,616
Fannie Mae 3.922% 20391	5,065	5,315
Fannie Mae 3.95% 20391	3,724	3,937
Freddie Mac, Series K003, Class A1, 2.225% 2013	2,149	2,193
Freddie Mac 5.646% 20371	926	970
Freddie Mac 5.718% 20371	1,150	1,228
Freddie Mac 5.738% 20371	1,422	1,502
Freddie Mac 5.781% 20371	1,759	1,873
Freddie Mac 5.174% 20381	2,976	3,179
Freddie Mac 5.267% 20381	1,670	1,768
Freddie Mac 5.442% 20381	3,583	3,823
Freddie Mac 5.506% 20381	149	157
Freddie Mac 3.893% 20391	2,619	2,736
Freddie Mac 3.91% 20391	5,294	5,535
Freddie Mac 3.523% 20401	22,613	23,598
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2002-C3, Class A-1, 4.20% 2035	1,033	1,052
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CIBC10, Class A-3, 4.184% 2037	469	469
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2002-CIBC5, Class A-1, 4.372% 2037	178	181
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CIBC10, Class A-4, 4.529% 2037	1,797	1,838
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC11, Class A-3, 5.197% 2037	1,250	1,289
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-3B, 5.494% 20371	1,731	1,786
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-C1, Class A-2, 4.302% 2038	846	862
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-PNC1, Class A-2, 4.555% 2041	346	349
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP2, Class A-3, 4.697% 2042	2,500	2,573
CS First Boston Mortgage Securities Corp., Series 2001-CKN5, Class A-4, 5.435% 2034	1,479	1,521
CS First Boston Mortgage Securities Corp., Series 2001-CK3, Class A-4, 6.53% 2034	1,917	1,952
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-3, 6.387% 2036	1,750	1,816
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A-2, 4.183% 2037	479	480
CS First Boston Mortgage Securities Corp., Series 2002-CKN2, Class A-3, 6.133% 2037	2,000	2,111
CS First Boston Mortgage Securities Corp., Series 2004-C4, Class A-2, 3.88% 2039	11	11
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-2FX, 5.207% 20401	545	546
HBOS Treasury Services PLC 5.00% 20112	8,000	8,298
GS Mortgage Securities Corp. II, Series 2001-ROCK, Class A-2FL, 0.665% 20181,2	3,967	3,965
GS Mortgage Securities Corp. II, Series 2001-ROCK, Class C, 6.878% 20182	4,000	4,120
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PWR7, Class A-2, 4.945% 2041	1,670	1,713
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PWR13, Class A-1, 5.294% 2041	726	743
Bear Stearns Commercial Mortgage Securities Trust., Series 2006-PW13, Class A-AB, 5.53% 2041	5,000	5,470
Royal Bank of Canada 3.125% 20152	7,000	7,349
GE Commercial Mortgage Corp., Series 2004-C1, Class A-2, 3.915% 2038	143	143
GE Commercial Mortgage Corp., Series 2005-C2, Class A-4, 4.978% 20431	5,000	5,373
GE Commercial Mortgage Corp., Series 2005-C3, Class A-4, 5.046% 20451	590	590
GE Commercial Mortgage Corp., Series 2005-C1, Class A-2, 4.353% 2048	979	991
Bank of Nova Scotia 1.45% 20132	7,000	7,071
Compagnie de Financement Foncier 1.625% 20122	7,000	7,029
Bank of America 5.50% 20122	5,000	5,290
Bank of Montreal 2.85% 20152	5,000	5,251
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A-3, 4.647% 2030	1,000	1,022
LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class A-2, 5.868% 20321	4,000	4,082
Wachovia Bank Commercial Mortgage Trust, Series 2002-C2, Class A-3, 4.44% 2034	487	498
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class A-6A, 5.11% 20421	1,000	1,044
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class A-7, 5.118% 20421	2,753	3,012
Morgan Stanley Capital I Trust, Series 2005-HQ7, Class A-2, 5.376% 20421	1,550	1,616
Morgan Stanley Capital I Trust, Series 2005-IQ11, Class A-2, 5.693% 20421	2,690	2,743
Crown Castle Towers LLC, Series 2010-1, Class C, 4.523% 20352	4,000	4,237
DEPFA ACS Bank 4.75% 2010	3,980	4,000
Salomon Brothers Commercial Mortgage Trust, Series 2000-C3, Class A-2, 6.592% 2033	473	473
Salomon Brothers Commercial Mortgage Trust, Series 2001-C2, Class A-3, 6.499% 2036	3,325	3,454
American General Mortgage Loan Trust, Series 2010-1A, Class A-1, 5.15% 20581,2	3,293	3,384
Banc of America Commercial Mortgage Inc., Series 2001-PB1, Class A-2, 5.787% 2035	600	616
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 2036	1,294	1,314
Banc of America Commercial Mortgage Inc., Series 2005-4, Class A-2, 4.764% 2045	733	751
Thornburg Mortgage Securities Trust, Series 2006-5, Class A-1, 0.384% 20461	2,513	2,465
Greenwich Capital Commercial Funding Corp., Series 2003-C1, Class A-2, 3.285% 2035	209	209
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-2, 5.117% 2037	2,214	2,255
GMAC Commercial Mortgage Securities, Inc., Series 2004-C1, Class A-2, 4.10% 2038	97	98
GMAC Commercial Mortgage Securities, Inc., Series 2004-C3, Class A-4, 4.547% 2041	1,750	1,785
Nationwide Building Society, Series 2007-2, 5.50% 20122	1,500	1,597
COBALT CMBS Commerical Mortgage Trust, Series 2006-C1, Class A-2, 5.174% 2048	1,205	1,266
Merrill Lynch Mortgage Trust, Series 2002-MW1, Class A-3, 5.403% 2034	776	789
Merrill Lynch Mortgage Trust, Series 2005-MKB2, Class A-2, 4.806% 2042	126	126
Merrill Lynch Mortgage Trust, Series 2005-LC1, Class A-2, 5.202% 20441	242	243
Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A-1, 5.919% (undated)1	1,023	1,037
GE Capital Commercial Mortgage Corp., Series 2002-3, Class A-1, 4.229% 2037	219	222
GE Capital Commercial Mortgage Corp., Series 2002-3, Class A-2, 4.996% 2037	500	528
Commercial Mortgage Trust, Series 2004-LNB2, Class A-3, 4.221% 2039	352	354
Morgan Stanley Dean Witter Capital I Trust, Series 2000-LIFE2, Class A-2, 7.20% 2033	207	207
Cendant Mortgage Capital LLC, Series 2003-2P, Class A-1, 5.457% 20191,2	25	26
		488,671

BONDS & NOTES OF GOVERNMENTS & GOVERNMENT AGENCIES OUTSIDE THE U.S. — 5.95%
Australia Government Agency-Guaranteed, National Australia Bank 1.031% 20141,2	15,000	15,026
Australia Government Agency-Guaranteed, National Australia Bank 3.375% 20142	16,000	17,069
Province of Ontario 0.502% 20121	15,000	15,022
Province of Ontario, Series 1, 1.875% 2012	15,000	15,349
France Government Agency-Guaranteed, Société Finance 2.25% 20122	20,985	21,485
France Government Agency-Guaranteed, Société Finance 3.375% 20142	5,000	5,351
Europe Government Agency-Guaranteed, Dexia Credit Local 0.778% 20121,2	25,000	25,004
New Zealand Government Agency-Guaranteed, Westpac Securities Co. 2.50% 20122	18,000	18,476
New Zealand Government Agency-Guaranteed, Westpac Securities Co. 3.45% 20142	3,550	3,826
Sweden Government Agency-Guaranteed, Swedbank AB 2.90% 20132	20,000	20,837
Australia and New Zealand Government Agency-Guaranteed, Australia and
New Zealand Banking Group Ltd. 0.819% 20121,2	20,000	20,086
Denmark Government Agency-Guaranteed, Danish Finance Co. 0.645% 20102	12,580	12,580
Denmark Government Agency-Guaranteed, Danish Finance Co. 2.45% 20122	6,250	6,408
Denmark Government Agency-Guaranteed, Danske Bank 0.679% 20121,2	17,500	17,517
United Kingdom Government Agency-Guaranteed, Lloyds TSB Bank PLC 2.80% 20122	15,000	15,396
Australia Government Agency-Guaranteed, Commonwealth Bank of Australia 1.038% 20141,2	10,000	10,214
United Kingdom Government Agency-Guaranteed, Royal Bank of Scotland Group PLC 0.559% 20121,2	10,000	9,998
		249,644

ASSET-BACKED OBLIGATIONS3 — 3.06%
Reliant Energy Transition Bond Co. LLC, Series 2001-1, Class A-4, 5.63% 2015	15,499	16,678
CenterPoint Energy Transition Bond Co. III, LLC, Series 2008, Class A-1, 4.192% 2020	868	950
Honda Auto Receivables Owner Trust, Series 2007-1, Class A-4, 5.09% 2013	1,031	1,033
Honda Auto Receivables Owner Trust, Series 2010-2, Class A-3, 1.34% 2014	7,200	7,263
CarMax Auto Owner Trust, Series 2008-2, Class A-3a, 4.99% 2012	3,000	3,068
CarMax Auto Owner Trust, Series 2007-2, Class A-4, 5.27% 2012	5,000	5,147
Citibank Credit Card Issuance Trust, Class 2004-A7, 0.419% 20131	2,000	1,996
Citibank Credit Card Issuance Trust, Class 2001-A7, 0.511% 20131	2,000	1,998
Citibank Credit Card Issuance Trust, Class 2007-A7, 0.616% 20141	3,000	3,008
Chase Issuance Trust, Series 2007-A9, Class A, 0.306% 20141	3,000	2,992
Chase Issuance Trust, Series 2008-13, Class A, 2.037% 20151	3,000	3,113
John Deere Owner Trust, Series 2008, Class A-4, 4.89% 2015	5,750	5,938
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A-3, 4.14% 2012	40	40
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A-4, 4.37% 2014	2,275	2,357
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A-2, 5.03% 2014	3,214	3,327
PECO Energy Transition Trust, Series 2001-A, Class A-1, 6.52% 2010	5,499	5,499
World Omni Auto Receivables Trust, Series 2008-A, Class A-4, 4.74% 2013	2,000	2,102
World Omni Auto Receivables Trust, Series 2010-A, Class A-4, 2.21% 2015	3,300	3,388
BA Credit Card Trust, Series 2006-6, Class A, 0.306% 20131	4,000	3,994
BA Credit Card Trust, Series 2006-A16, Class A, 4.72% 2013	900	911
Discover Card Master Trust I, Series 2006-1, Class A2, 0.326% 20131	4,750	4,745
JCP&L Transition Funding II LLC, Transition Bonds, Series 2006-A, Class A-2, 5.41% 2016	4,000	4,491
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2009-2A, Class A-1, 4.26% 20142	4,000	4,197
Detroit Edison Securitization Funding LLC, Series 2001-1, Class A-6, 6.62% 2016	3,500	4,163
Washington Mutual Master Note Trust, Series 2007-A4A, Class A-4, 5.20% 20142	2,000	2,010
Washington Mutual Master Note Trust, Series 2006-A2A, Class A, 0.326% 20151,2	2,000	1,991
MBNA Credit Card Master Note Trust, Series 2004-8, Class A, 0.426% 20141	2,000	1,998
MBNA Credit Card Master Note Trust, Series 2005-10, Class A, 0.336% 20151	2,000	1,985
Nissan Auto Receivables Owner Trust, Series 2008-A, Class A-4, 4.28% 2014	3,500	3,597
FPL Recovery Funding LLC, Series 2007-A, Class A-1, 5.053% 2013	258	260
FPL Recovery Funding LLC, Series 2007-A, Class A-2, 5.044% 2015	3,000	3,220
AEP Texas Central Transitioning Funding II LLC, Secured Transition Bonds, Series A, Class A-2, 4.98% 2015	2,490	2,635
Prestige Auto Receivables Trust, Series 2007-1, Class A-3, FSA insured, 5.58% 20142	2,310	2,428
DaimlerChrysler Auto Trust, Series 2008-B, Class A-3a, 4.71% 2012	2,339	2,374
CPS Auto Receivables Trust, Series 2007-A, Class A-4, MBIA insured, 5.05% 20132	1,224	1,261
CPS Auto Receivables Trust, Series 2007-B, Class A-4, FSA insured, 5.60% 20142	855	888
CPL Transition Funding LLC, Series 2002-1, Class A-4, 5.96% 2015	1,619	1,757
Ford Credit Auto Owner Trust, Series 2008-A, Class A-4, 4.37% 2012	1,500	1,555
Consumers Funding LLC, Series 2001-1, Class A-5, 5.43% 2015	1,336	1,424
CL&P Funding LLC, Series 2001-1, Class A-5, 6.21% 2011	1,127	1,140
Long Beach Acceptance Auto Receivables Trust, Series 2007-A, Class A-4, FSA insured, 5.025% 2014	1,046	1,079
AmeriCredit Automobile Receivables Trust, Series 2007-C-M, Class A-4-A, MBIA insured, 5.55% 2014	1,000	1,049
Massachusetts RRB Special Purpose Trust, Series 2005-1, Class A-3, 4.13% 2013	903	919
RSB BondCo LLC, Series A, Class A-1, 5.47% 2014	872	915
Capital One Multi-asset Execution Trust, Series 2006-2, Class A, 4.85% 2013	825	838
Nissan Auto Lease Trust, Series 2008-A, Class A-3a, 5.14% 2011	375	377
TXU Electric Delivery Transition Bond Co. LLC, Series 2004-1, Class A-2, 4.81% 2014	159	167
Wachovia Auto Loan Owner Trust, Series 2007-1, Class A-3A, 5.29% 2012	158	159
Cendant Timeshare Receivables Funding, LLC, Series 2005-1, Class A-1, FGIC insured, 4.67% 20172	78	78
		128,502

MUNICIPALS — 1.43%
State of Illinois, General Obligation Bonds, Taxable Series of January 2010, 1.823% 2011	5,000	4,991
State of Illinois, General Obligation Bonds, Taxable Series of January 2010, 2.766% 2012	5,000	5,016
State of Illinois, General Obligation Bonds, Taxable Series of January 2010, 3.321% 2013	15,000	14,950
State of New York, Urban Development Corp., State Personal Income Tax Revenue Bonds (General Purpose),
Series 2009-D, 2.032% 2012	8,580	8,778
State of Maryland, Howard Hughes Medical Institute, Taxable Bonds, 3.45% 2014	6,300	6,778
State of Mississippi, Taxable General Obligation Bonds, Series 2009-D, 1.535% 2011	2,500	2,508
State of Mississippi, Taxable General Obligation Bonds, Series 2009-D, 3.048% 2014	2,510	2,593
State of California, Irvine Ranch Water District Joint Powers Agency, Taxable Refunding Bonds, Issue 2,
Series 2010, 1.784% 2012 (escrowed to maturity)	4,000	4,062
State of Texas, Board of Regents of the University of Texas System, Revenue Financing System Taxable Bonds
(Build America Bonds-Direct Payment), Series 2010-D, 1.676% 2013	4,000	4,055
State of Georgia, Municipal Electric Authority, Project One Bonds, Taxable Series 2009-A, 5.00% 2012	3,000	3,122
State of Wisconsin, General Fund Annual Appropriation Refunding Bonds,
Series 2008-A, Assured Guaranty Municipal insured, 3.479% 2011	3,000	3,049
		59,902

Total bonds & notes (cost: $3,548,207,000)		3,642,013

Short-term securities — 16.85%

Fannie Mae 0.20%–0.49% due 9/21/2010–4/11/2011	169,100	168,982
Straight-A Funding LLC 0.27%–0.29% due 9/16–11/4/20102	101,300	101,259
GDF SUEZ 0.36%–0.38% due 9/7–10/4/20102	92,000	91,985
NetJets Inc. 0.20%–0.22% due 9/2–9/20/20102	48,300	48,299
Société Générale North America, Inc. 0.26% due 10/22/2010	45,000	44,983
Coca-Cola Co. 0.23% due 12/7/20102	40,000	39,973
Medtronic Inc. 0.22% due 11/2/20102	35,500	35,483
National Australia Funding (Delaware) Inc. 0.24% due 11/22/20102	35,200	35,180
Freddie Mac 0.18%–0.33% due 9/15–10/6/2010	34,500	34,496
Variable Funding Capital Company LLC 0.33% due 2/18/20112	30,000	29,950
Emerson Electric Co. 0.20% due 10/19/20102	17,300	17,294
John Deere Credit Ltd. 0.21% due 9/16/20102	15,000	14,999
Honeywell International Inc. 0.60% due 12/27/20102	15,000	14,985
British Columbia (Province of) 0.34% due 10/28/2010	14,900	14,895
Novartis Finance Corp. 0.25% due 11/15/20102	14,300	14,292

Total short-term securities (cost: $706,997,000)		707,055

Total investment securities (cost: $4,255,204,000)		4,349,068
Other assets less liabilities		(152,026)

Net assets		$4,197,042

1Coupon rate may change periodically.

2Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $836,097,000, which represented 19.92% of the net assets of the fund.

3Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

MFGEFP-948-1010O-S25503

Summary investment portfolio
August 31, 2010

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Investment mix by security type	Percent of Net Assets
Bonds & notes of U.S. government & government agencies	52.1
Corporate bonds & notes	12.6
Mortgage-backed obligations	11.6
Bonds & notes of governments & government agencies outside the U.S.	6.0
Asset-backed obligations	3.1
Municipals	1.4
Short-term securities & other assets less liabilities	13.2
[end pie chart]

Quality breakdown*	Percent of net assets
U.S. government obligations†	37.7%
Federal agencies	22.6
Aaa/AAA	11.6
Aa/AA	9.7
A/A	5.0
Baa/BBB	0.1
Unrated	0.1
Short-term securities & other assets less liabilities	13.2

*Bond ratings which typically range from Aaa/AAA (highest) to D (lowest), are assigned by credit rating agencies such as Moody's, Standard & Poor's and/or Fitch as an indication of an issuer's creditworthiness. If agency ratings differ, securities are put in the highest category consistent with fund investment policies. When securities have not been rated by a rating agency (included in "unrated" above), the investment adviser performs its own credit analysis and assigns comparable ratings that are used for compliance with fund investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.

†These securities are backed by the full faith and credit of the United States government.

	Principal		Percent
	amount	Value	of net
Bonds & notes - 86.77%	(000)	(000)	assets

Bonds & notes of U.S. government & government agencies - 52.05%
U.S. Treasury:
2.00% 2010	$30,000	$30,043
0.875% 2011	25,000	25,118
1.00% 2011	25,000	25,189
1.00% 2011	25,000	25,182
1.125% 2011	50,000	50,489
1.75% 2011	65,000	66,096
4.875% 2011	25,000	25,767
5.125% 2011	30,000	31,210
0.625% 2012	37,500	37,615
1.375% 2012	30,000	30,458
4.25% 2012	50,000	53,922
4.50% 2012	25,000	26,624
4.75% 2012	30,000	32,262
4.875% 2012	65,000	69,257
1.375% 2013	45,000	45,847
3.125% 2013	70,000	75,135
3.375% 2013	60,000	64,735
3.375% 2013	60,000	64,622
3.50% 2013	50,000	53,973
3.625% 2013	25,000	27,051
3.875% 2013	50,000	54,100
1.75% 2014	25,000	25,765
2.375% 2014	25,000	26,305
3.875% 2018	25,000	28,269
0.875%-11.25% 2010-2015	242,500	254,545	29.77%
Fannie Mae:
1.00% 2011	30,000	30,214
1.75% 2011	35,000	35,286
2.00% 2012	40,000	40,834
1.00% 2013	35,000	34,998
2.375%-6.125% 2011-2015	70,000	73,552	5.12
Federal Home Loan Bank:
1.125% 2012	50,000	50,466
3.625% 2013	50,000	54,189
1.75%-5.60% 2010-2012	82,000	84,253	4.50
Freddie Mac:
2.875% 2010	34,570	34,777
1.75% 2012	25,000	25,510
1.625% 2013	70,000	71,533
0.299%-5.25% 2011-2014 (1)	45,000	46,463	4.25
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 0.376%-1.875% 2011-2012 (1)	70,000	70,921	1.69
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G:
2.20% 2012	25,000	25,564
1.625%-2.125% 2011-2012	23,000	23,642	1.17
United States Government Agency-Guaranteed (FDIC insured), Morgan Stanley:
2.25% 2012	25,000	25,653
0.691% 2012 (1)	15,000	15,088.97
United States Government Agency-Guaranteed (FDIC insured), Goldman Sachs Group, Inc.:
0.737% 2012 (1)	25,000	25,115
3.25% 2012	12,250	12,786.91
United States Government Agency-Guaranteed (FDIC insured), JPMorgan Chase & Co. 0.787%-2.20% 2012 (1)	35,000	35,684.85
United States Government Agency-Guaranteed (FDIC insured), State Street Corp. 1.85% 2011	25,000	25,215.60
Other securities		93,242	2.22
		2,184,564	52.05

Corporate bonds & notes - 12.64%
Financials - 5.35%
JPMorgan Chase & Co. 3.40%-5.375% 2012-2015 (1)	21,475	22,099.53
Wells Fargo & Co. 0.688%-3.625% 2015 (1)	12,513	12,140.29
Berkshire Hathaway Finance Corp. 4.60% 2013	6,625	7,234.17
Morgan Stanley 4.00% 2015	7,000	7,040.17
Goldman Sachs Group, Inc. 3.70% 2015	6,825	6,917.16
Citigroup Inc. 6.00% 2013	2,000	2,159.05
Other securities		167,042	3.98
		224,631	5.35

Health care - 2.56%
Other securities		107,622	2.56

Energy - 1.30%
Other securities		54,445	1.30

Telecommunication services - 0.88%
Other securities		36,948.88

Consumer staples - 0.75%
Coca-Cola Co. 3.625% 2014	10,000	10,850.26
Other securities		20,673.49
		31,523.75

Industrials - 0.56%
Other securities		23,690.56

Information technology - 0.51%
Other securities		21,538.51

Utilities - 0.49%
Other securities		20,423.49

Consumer discretionary - 0.24%
Other securities		9,910.24

Total corporate bonds & notes		530,730	12.64

Mortgage-backed obligations (2) - 11.64%
Fannie Mae:
4.00% 2019	34,214	36,344
4.00% 2025	25,000	26,299
4.50% 2025	24,154	25,594
0.464%-6.00% 2019-2039 (1)	213,244	224,187	7.44
Freddie Mac 2.225%-5.781% 2013-2040 (1)	46,310	48,562	1.16
Other securities		127,685	3.04
		488,671	11.64

Bonds & notes of governments & government agencies outside the U.S. - 5.95%
France Government Agency-Guaranteed, Société Finance 2.25%-3.375% 2012-2014 (3)	25,985	26,836.64
Other securities		222,808	5.31
		249,644	5.95

Asset-backed obligations - 3.06%
Other securities		128,502	3.06

Municipals - 1.43%
Other securities		59,902	1.43

Total bonds & notes (cost: $3,548,207,000)		3,642,013	86.77

	Principal		Percent
	amount	Value	of net
Short-term securities - 16.85%	(000)	(000)	assets

Fannie Mae 0.20%-0.49% due 9/21/2010-4/11/2011	169,100	168,982	4.03
Straight-A Funding LLC 0.27%-0.29% due 9/16-11/4/2010 (3)	101,300	101,259	2.41
GDF SUEZ 0.36%-0.38% due 9/7-10/4/2010 (3)	92,000	91,985	2.19
NetJets Inc. 0.20%-0.22% due 9/2-9/20/2010 (3)	48,300	48,299	1.15
Société Générale North America, Inc. 0.26% due 10/22/2010	45,000	44,983	1.07
Coca-Cola Co. 0.23% due 12/7/2010 (3)	40,000	39,973.95
Medtronic Inc. 0.22% due 11/2/2010 (3)	35,500	35,483.85
National Australia Funding (Delaware) Inc. 0.24% due 11/22/2010 (3)	35,200	35,180.84
Freddie Mac 0.18%-0.33% due 9/15-10/6/2010	34,500	34,496.82
Variable Funding Capital Company LLC 0.33% due 2/18/2011 (3)	30,000	29,950.72
Other securities		76,465	1.82

Total short-term securities (cost: $706,997,000)		707,055	16.85

Total investment securities (cost: $4,255,204,000)		4,349,068	103.62
Other assets less liabilities		(152,026)	(3.62)

Net assets		$4,197,042	100.00%

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Coupon rate may change periodically.
(2) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(3) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $836,097,000, which represented 19.92% of the net assets of the fund.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at August 31, 2010	(dollars in thousands)

Assets:
Investment securities, at value (cost: $4,255,204)		$4,349,068
Cash		90
Receivables for:
Sales of investments	$1,029
Sales of fund's shares	15,727
Interest	22,702	39,458
		4,388,616
Liabilities:
Payables for:
Purchases of investments	51,742
Repurchases of fund's shares	136,231
Dividends on fund's shares	404
Investment advisory services	1,044
Services provided by affiliates	2,041
Directors' deferred compensation	16
Other	96	191,574
Net assets at August 31, 2010		$4,197,042

Net assets consist of:
Capital paid in on shares of capital stock		$4,111,369
Distributions in excess of net investment income		(24)
Accumulated net realized loss		(8,167)
Net unrealized appreciation		93,864
Net assets at August 31, 2010		$4,197,042

	(dollars and shares in thousands, except per-share amounts)
Total authorized capital stock - 1,000,000 shares, $.001 par value (413,378 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$3,145,795	309,840	$10.15
Class B	81,004	7,978	10.15
Class C	239,656	23,605	10.15
Class F-1	192,511	18,961	10.15
Class F-2	192,784	18,985	10.15
Class 529-A	159,703	15,730	10.15
Class 529-B	8,955	882	10.15
Class 529-C	49,617	4,887	10.15
Class 529-E	9,803	965	10.15
Class 529-F-1	17,949	1,768	10.15
Class R-1	5,230	515	10.15
Class R-2	29,827	2,938	10.15
Class R-3	28,905	2,847	10.15
Class R-4	10,389	1,023	10.15
Class R-5	13,606	1,340	10.15
Class R-6	11,308	1,114	10.15

See Notes to Financial Statements

Statement of operations
for the year ended August 31, 2010	(dollars in thousands)

Investment income:
Income:
Interest		$75,280

Fees and expenses*:
Investment advisory services	$10,952
Distribution services	11,192
Transfer agent services	1,768
Administrative services	1,186
Reports to shareholders	135
Registration statement and prospectus	479
Directors' compensation	44
Auditing and legal	72
Custodian	20
State and local taxes	33
Other	134	26,015
Net investment income		49,265

Net realized gain and unrealized appreciation on investments:
Net realized gain on investments		8,482
Net unrealized appreciation on investments		43,511
Net realized gain and unrealized appreciation on investments		51,993
Net increase in net assets resulting from operations		$101,258

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)
	Year ended August 31
	2010	2009
Operations:
Net investment income	$49,265	$41,123
Net realized gain (loss) on investments	8,482	(12,266)
Net unrealized appreciation on investments	43,511	58,973
Net increase in net assets resulting from operations	101,258	87,830

Dividends paid or accrued to shareholders from net investment income	(50,509)	(42,213)

Net capital share transactions	941,931	2,000,317

Total increase in net assets	992,680	2,045,934

Net assets:
Beginning of year	3,204,362	1,158,428
End of year (including distributions in excess of net investment income: $(24) and $(10), respectively)	$4,197,042	$3,204,362

See Notes to Financial Statements

Notes to financial statements

1.	Organization

Short-Term Bond Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide current income while preserving capital by investing in high-quality debt securities and maintaining a portfolio with a dollar-weighted average maturity no greater than three years.

On November 24, 2009, shareholders approved a proposal to reorganize the fund from a Maryland corporation to a Delaware statutory trust. The reorganization is anticipated to be completed on November 1, 2010; however, the fund reserves the right to delay the implementation. Shareholders also approved amendments to the fund’s Investment Advisory and Service Agreement and amendments to and elimination of certain fundamental investment policies of the fund.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 2.50%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C*	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C*	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B, 529-B, C and 529-C shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends paid to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

3.	Valuation

The fund’s investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained as of approximately 3:00 p.m. New York time from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities
Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

Where the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Some securities may be valued based on their effective maturity or average life, which may be shorter than the stated maturity.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of directors. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications - The fund classifies its assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At August 31, 2010, all of the fund’s investment securities were classified as Level 2.

The following table reconciles the valuation of the fund's Level 3 investment securities and related transactions for the year ended August 31, 2010 (dollars in thousands):

	Beginning value at 9/1/2009	Net transfers out of Level 3*	Ending value at 8/31/2010
Investment securities	$6,975	$(6,975)	$-

*Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and income generated by, the bonds and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities. Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

Investing in asset-backed securities — Many types of bonds and other debt securities, including mortgage-related securities, are subject to prepayment risk. If interest rates fall and the loans underlying these securities are paid faster than expected, the fund may have to reinvest the prepaid principal in lower yielding securities, thus reducing the fund’s income. Conversely, if interest rates increase and the loans underlying the securities are prepaid slower than expected, the expected duration of the securities may be extended. This reduces the potential for the fund to invest the principal in higher yielding securities.

Investing in securities backed by the U.S. Treasury — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. The fund may also invest in debt securities and mortgage-backed securities issued by federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government. These securities are neither issued nor guaranteed by the U.S. government.

Management — The investment adviser to the fund actively manages the fund's investments. Consequently, the fund is subject to the risk that the techniques and risk analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

5. Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended August 31, 2010, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal and state tax authorities for tax years before 2006, the year the fund commenced operations.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses; deferred expenses; paydowns on fixed-income securities; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended August 31, 2010, the fund reclassified $1,235,000 from accumulated net realized loss to distributions in excess of net investment income and $5,000 from distributions in excess of net investment income to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of August 31, 2010, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$396
Capital loss carryforward expiring 2017*	(8,166)
Gross unrealized appreciation on investment securities	94,229
Gross unrealized depreciation on investment securities	(366)
Net unrealized appreciation on investment securities	93,863
Cost of investment securities	4,255,205

*Reflects the utilization of capital loss carryforwards of $34,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Ordinary income distributions paid or accrued to shareholders from net investment income were as follows (dollars in thousands):

	Year ended August 31
Share class	2010	2009
Class A	$38,722	$32,209
Class B	598	719
Class C	1,395	2,006
Class F-1	2,368	2,400
Class F-2	4,388	1,064
Class 529-A	1,697	807
Class 529-B	52	33
Class 529-C	206	138
Class 529-E	78	41
Class 529-F-1	201	110
Class R-1	22	34
Class R-2	129	91
Class R-3	210	104
Class R-4	118	67
Class R-5	186	2,390
Class R-6*	139	-	†
Total	$50,509	$42,213

*Class R-6 was offered beginning May 1, 2009.
†Amount less than one thousand.

6. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.36% on the first $500 million of daily net assets and decreasing to 0.26% on such assets in excess of $2.5 billion. The board of directors approved an amended agreement effective November 1, 2009, decreasing the annual rate on net assets in excess of $4.0 billion from a rate of 0.26% to a rate of 0.25%. For the year ended August 31, 2010, the investment advisory services fee was $10,952,000, which was equivalent to an annualized rate of 0.293% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use a portion (0.15% for Class A, B, 529-A and 529-B shares and 0.25% for all other share classes) of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of August 31, 2010, unreimbursed expenses subject to reimbursement totaled $2,799,000 for Class A. There were no unreimbursed expenses subject to reimbursement for Class 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.30%
Class 529-A	0.25	0.50
Classes B and 529-B	0.90	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services – The fund has an administrative services agreement with CRMC for all share classes, except Classes A and B, to provide certain services, including transfer agent and recordkeeping services; coordinating, monitoring, assisting and overseeing third-party service providers; and educating advisers and shareholders about the impact of market-related events, tax laws affecting investments, retirement plan restrictions, exchange limitations and other related matters. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. Administrative services fees are presented gross of any payments made by CRMC.

Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended August 31, 2010, were as follows (dollars in thousands):

			Administrative services
Share class	Distribution services	Transfer agent services	CRMC administrative services	Transfer agent services		Commonwealth of Virginia administrative services
Class A	$6,824	$1,717	Not applicable	Not applicable		Not applicable
Class B	698	51	Not applicable	Not applicable		Not applicable
Class C	2,251	Included in administrative services	$226	$34		Not applicable
Class F-1	432		188	15		Not applicable
Class F-2		Not applicable	185	4		Not applicable
Class 529-A	156		93	14		$121
Class 529-B	74		6	2		8
Class 529-C	385		30	6		39
Class 529-E	38		6	1		7
Class 529-F-1	-		10	2		13
Class R-1	38		3	2		Not applicable
Class R-2	169		32	60		Not applicable
Class R-3	105		27	22		Not applicable
Class R-4	22		12	3		Not applicable
Class R-5		Not applicable	11	-	*	Not applicable
Class R-6		Not applicable	4	-	*	Not applicable
Total	$11,192	$1,768	$833	$165		$188

*Amount less than one thousand.

Directors’ deferred compensation – Since the adoption of the deferred compensation plan in 2006, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $44,000, shown on the accompanying financial statements, includes $43,000 in current fees (either paid in cash or deferred) and a net increase of $1,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

7. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales*		Reinvestments of dividends		Repurchases*		Net increase (decrease)
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended August 31, 2010
Class A	$2,245,601	223,004	$35,611	3,533	$(1,530,177)	(152,000)	$751,035	74,537
Class B	55,133	5,471	549	54	(54,631)	(5,427)	1,051	98
Class C	159,038	15,789	1,281	128	(142,912)	(14,195)	17,407	1,722
Class F-1	198,407	19,701	2,132	211	(166,065)	(16,478)	34,474	3,434
Class F-2	245,968	24,428	3,679	365	(287,533)	(28,495)	(37,886)	(3,702)
Class 529-A	113,555	11,278	1,688	167	(33,885)	(3,363)	81,358	8,082
Class 529-B	7,129	708	52	5	(4,115)	(408)	3,066	305
Class 529-C	38,751	3,850	204	20	(12,959)	(1,286)	25,996	2,584
Class 529-E	7,767	772	77	7	(2,460)	(244)	5,384	535
Class 529-F-1	12,474	1,239	200	20	(3,143)	(312)	9,531	947
Class R-1	4,875	484	22	2	(2,971)	(296)	1,926	190
Class R-2	27,667	2,749	128	13	(13,565)	(1,348)	14,230	1,414
Class R-3	27,499	2,732	208	21	(11,661)	(1,158)	16,046	1,595
Class R-4	10,400	1,033	116	12	(7,673)	(762)	2,843	283
Class R-5	11,165	1,108	185	19	(7,106)	(705)	4,244	422
Class R-6	11,220	1,113	139	14	(133)	(13)	11,226	1,114
Total net increase
(decrease)	$3,176,649	315,459	$46,271	4,591	$(2,280,989)	(226,490)	$941,931	93,560

Year ended August 31, 2009
Class A	$2,797,640	283,317	$28,318	2,864	$(1,317,307)	(133,157)	$1,508,651	153,024
Class B	99,697	10,110	640	65	(45,568)	(4,606)	54,769	5,569
Class C	282,142	28,609	1,798	182	(137,360)	(13,885)	146,580	14,906
Class F-1	206,895	20,956	2,017	204	(129,491)	(13,087)	79,421	8,073
Class F-2	259,494	26,198	820	82	(36,052)	(3,623)	224,262	22,657
Class 529-A	67,792	6,856	802	81	(15,025)	(1,518)	53,569	5,419
Class 529-B	5,479	554	33	3	(996)	(100)	4,516	457
Class 529-C	22,977	2,324	136	14	(5,651)	(570)	17,462	1,768
Class 529-E	4,311	436	41	4	(1,076)	(108)	3,276	332
Class 529-F-1	6,132	621	110	11	(1,051)	(106)	5,191	526
Class R-1	5,995	607	31	3	(4,650)	(472)	1,376	138
Class R-2	15,508	1,569	90	9	(4,578)	(463)	11,020	1,115
Class R-3	12,653	1,278	101	10	(4,697)	(476)	8,057	812
Class R-4	8,745	882	64	7	(3,116)	(314)	5,693	575
Class R-5	106,553	10,759	2,148	218	(232,227)	(23,489)	(123,526)	(12,512)
Class R-6†	140	14	-	-	(140)	(14)	-	-
Total net increase
(decrease)	$3,902,153	395,090	$37,149	3,757	$(1,938,985)	(195,988)	$2,000,317	202,859

*Includes exchanges between share classes of the fund.
†Class R-6 was offered beginning May 1, 2009.

8. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $976,534,000 and $395,661,000, respectively, during the year ended August 31, 2010.

Financial highlights(1)

		Income (loss) from investment operations(2)
	Net asset value, beginning of period	Net investment income		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return(3) (4)	Net assets, end of period (in thousands)	Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers(4)		Ratio of net income to average net assets(4)
Class A:
Year ended 8/31/2010	$10.02	$.14		$.13	$.27	$(.14)	$10.15	2.75%	$3,145,795	.63%		.63%		1.39%
Year ended 8/31/2009	9.90	.17		.14	.31	(.19)	10.02	3.22	2,357,579	.66		.66		1.80
Year ended 8/31/2008	9.99	.36		(.06)	.30	(.39)	9.90	2.99	814,940	.73		.63		3.62
Period from 10/2/2006 to 8/31/2007	10.00	.41		(.01)	.40	(.41)	9.99	4.04	238,855	.77	(5)	.64	(5)	4.57	(5)
Class B:
Year ended 8/31/2010	10.02	.08		.13	.21	(.08)	10.15	2.08	81,004	1.28		1.28		.74
Year ended 8/31/2009	9.90	.10		.14	.24	(.12)	10.02	2.44	78,949	1.42		1.41		1.04
Year ended 8/31/2008	9.99	.28		(.06)	.22	(.31)	9.90	2.23	22,889	1.46		1.37		2.81
Period from 11/6/2006 to 8/31/2007	10.00	.31		(.02)	.29	(.30)	9.99	2.98	4,654	1.47	(5)	1.36	(5)	3.86	(5)
Class C:
Year ended 8/31/2010	10.02	.06		.13	.19	(.06)	10.15	1.93	239,656	1.43		1.43		.59
Year ended 8/31/2009	9.90	.09		.14	.23	(.11)	10.02	2.40	219,256	1.47		1.46		1.00
Year ended 8/31/2008	9.99	.28		(.06)	.22	(.31)	9.90	2.17	69,104	1.52		1.43		2.71
Period from 11/6/2006 to 8/31/2007	10.00	.31		(.02)	.29	(.30)	9.99	2.92	8,295	1.56	(5)	1.44	(5)	3.78	(5)
Class F-1:
Year ended 8/31/2010	10.02	.14		.13	.27	(.14)	10.15	2.70	192,511	.68		.68		1.33
Year ended 8/31/2009	9.90	.17		.14	.31	(.19)	10.02	3.16	155,568	.72		.71		1.77
Year ended 8/31/2008	9.99	.35		(.06)	.29	(.38)	9.90	2.93	73,826	.78		.69		3.57
Period from 11/1/2006 to 8/31/2007	10.02	.37		(.04)	.33	(.36)	9.99	3.36	22,256	.80	(5)	.67	(5)	4.56	(5)
Class F-2:
Year ended 8/31/2010	10.02	.17		.13	.30	(.17)	10.15	3.00	192,784	.39		.39		1.63
Year ended 8/31/2009	9.90	.19		.14	.33	(.21)	10.02	3.40	227,308	.41		.41		1.87
Period from 8/19/2008 to 8/31/2008	9.92	-	(6)	(.01)	(.01)	(.01)	9.90	(.10)	299	.02		.02		.09
Class 529-A:
Year ended 8/31/2010	10.02	.14		.13	.27	(.14)	10.15	2.74	159,703	.63		.63		1.37
Year ended 8/31/2009	9.90	.16		.14	.30	(.18)	10.02	3.09	76,623	.79		.78		1.66
Year ended 8/31/2008	9.99	.34		(.06)	.28	(.37)	9.90	2.85	22,074	.86		.77		3.53
Period from 11/3/2006 to 8/31/2007	10.00	.36		(.02)	.34	(.35)	9.99	3.51	8,112	.90	(5)	.78	(5)	4.44	(5)
Class 529-B:
Year ended 8/31/2010	10.02	.06		.13	.19	(.06)	10.15	1.95	8,955	1.41		1.41		.60
Year ended 8/31/2009	9.90	.09		.14	.23	(.11)	10.02	2.31	5,780	1.54		1.54		.88
Year ended 8/31/2008	9.99	.27		(.06)	.21	(.30)	9.90	2.08	1,186	1.61		1.52		2.69
Period from 11/2/2006 to 8/31/2007	10.02	.30		(.04)	.26	(.29)	9.99	2.67	223	1.66	(5)	1.54	(5)	3.66	(5)
Class 529-C:
Year ended 8/31/2010	10.02	.05		.13	.18	(.05)	10.15	1.85	49,617	1.51		1.51		.50
Year ended 8/31/2009	9.90	.09		.14	.23	(.11)	10.02	2.31	23,078	1.54		1.54		.89
Year ended 8/31/2008	9.99	.27		(.06)	.21	(.30)	9.90	2.09	5,299	1.61		1.52		2.70
Period from 11/3/2006 to 8/31/2007	10.00	.30		(.02)	.28	(.29)	9.99	2.87	1,358	1.64	(5)	1.52	(5)	3.71	(5)
Class 529-E:
Year ended 8/31/2010	10.02	.11		.13	.24	(.11)	10.15	2.36	9,803	1.00		1.00		1.00
Year ended 8/31/2009	9.90	.14		.14	.28	(.16)	10.02	2.83	4,311	1.04		1.03		1.40
Year ended 8/31/2008	9.99	.32		(.06)	.26	(.35)	9.90	2.61	975	1.11		1.00		3.33
Period from 12/1/2006 to 8/31/2007	10.03	.31		(.04)	.27	(.31)	9.99	2.70	404	1.14	(5)	1.02	(5)	4.22	(5)

Class 529-F-1:
Year ended 8/31/2010	$10.02	$.16		$.13	$.29	$(.16)	$10.15	2.88%	$17,949	.50%		.50%		1.50%
Year ended 8/31/2009	9.90	.19		.14	.33	(.21)	10.02	3.34	8,226	.54		.53		1.92
Year ended 8/31/2008	9.99	.37		(.06)	.31	(.40)	9.90	3.13	2,921	.60		.50		3.76
Period from 11/16/2006 to 8/31/2007	10.00	.37		(.02)	.35	(.36)	9.99	3.59	872	.59	(5)	.49	(5)	4.76	(5)
Class R-1:
Year ended 8/31/2010	10.02	.06		.13	.19	(.06)	10.15	1.91	5,230	1.46		1.46		.55
Year ended 8/31/2009	9.90	.10		.14	.24	(.12)	10.02	2.41	3,250	1.45		1.45		1.07
Year ended 8/31/2008	9.99	.27		(.06)	.21	(.30)	9.90	2.15	1,853	1.52		1.43		2.95
Period from 12/26/2006 to 8/31/2007	10.01	.26		(.03)	.23	(.25)	9.99	2.36	2,402	1.56	(5)	1.40	(5)	3.84	(5)
Class R-2:
Year ended 8/31/2010	10.02	.06		.13	.19	(.06)	10.15	1.89	29,827	1.47		1.47		.54
Year ended 8/31/2009	9.90	.09		.14	.23	(.11)	10.02	2.34	15,270	1.55		1.51		.92
Year ended 8/31/2008	9.99	.27		(.06)	.21	(.30)	9.90	2.14	4,048	1.69		1.47		2.78
Period from 12/8/2006 to 8/31/2007	10.01	.27		(.02)	.25	(.27)	9.99	2.54	1,032	2.10	(5)	1.42	(5)	3.82	(5)
Class R-3:
Year ended 8/31/2010	10.02	.10		.13	.23	(.10)	10.15	2.32	28,905	1.04		1.04		.96
Year ended 8/31/2009	9.90	.13		.14	.27	(.15)	10.02	2.78	12,548	1.10		1.09		1.39
Year ended 8/31/2008	9.99	.32		(.06)	.26	(.35)	9.90	2.58	4,359	1.10		1.01		3.31
Period from 11/22/2006 to 8/31/2007	10.01	.31		(.02)	.29	(.31)	9.99	2.92	1,669	1.17	(5)	1.06	(5)	4.18	(5)
Class R-4:
Year ended 8/31/2010	10.02	.13		.13	.26	(.13)	10.15	2.65	10,389	.73		.73		1.28
Year ended 8/31/2009	9.90	.17		.14	.31	(.19)	10.02	3.13	7,415	.75		.75		1.67
Year ended 8/31/2008	9.99	.35		(.06)	.29	(.38)	9.90	2.93	1,639	.79		.69		3.23
Period from 1/3/2007 to 8/31/2007	10.00	.30		(.01)	.29	(.30)	9.99	2.90	52	.94	(5)	.66	(5)	4.53	(5)
Class R-5:
Year ended 8/31/2010	10.02	.17		.13	.30	(.17)	10.15	2.97	13,606	.42		.42		1.60
Year ended 8/31/2009	9.90	.19		.14	.33	(.21)	10.02	3.43	9,201	.47		.45		2.18
Year ended 8/31/2008	9.99	.38		(.06)	.32	(.41)	9.90	3.20	133,016	.48		.42		3.50
Period from 1/4/2007 to 8/31/2007	10.01	.31		(.02)	.29	(.31)	9.99	2.94	4,390	.56	(5)	.42	(5)	4.83	(5)
Class R-6:
Period from 11/20/2009(7) to 8/31/2010	10.08	.13		.07	.20	(.13)	10.15	1.99	11,308	.36	(5)	.36	(5)	1.63	(5)
Period from 5/7/2009 to 6/15/2009(8)	9.93	.02		(.05)	(.03)	(.02)	9.88	(.30)	-	.04		.04		.20

	Year ended August 31			For the period 10/2/2006(9)
	2010	2009	2008	to 8/31/2007
Portfolio turnover rate for all classes of shares	19%	60%	28%	15%

(1)Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2)Based on average shares outstanding.
(3)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services and reimbursed other fees and expenses. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(5)Annualized.
(6)Amount less than $.01.
(7)The first date the share class had assets during the fund's fiscal year ended August 31, 2010.
(8)The last date the share class had assets during the fund's fiscal year ended August 31, 2009.
(9)Commencement of operations.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Short-Term Bond Fund of America, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Short-Term Bond Fund of America, Inc. (the "Fund") at August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at August 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
October 13, 2010